UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material under §240.14a-12

Broad Street Realty, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(l) and 0-11

September 8, 2023

Dear Fellow Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Broad Street Realty, Inc., which will be held on Monday, October 23, 2023, at 11:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual-only format via live webcast.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

The Proxy Statement, the Notice of Annual Meeting of Stockholders and the 2022 Annual Report to Stockholders/Form 10-K are available at http://www.edocumentview.com/BRST and may also be accessed through our website at www.broadstreetrealty.com under the “Investor Relations” section.

Your vote is important. Please cast your vote as soon as possible over the internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend virtually. Returning the proxy does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares at the meeting.

On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to seeing you on October 23, 2023.

Sincerely,

Michael Z. Jacoby
Chairman and Chief Executive Officer

Broad Street Realty, Inc.

7250 Woodmont Ave

Suite 350

Bethesda, MD, 20814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 23, 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Broad Street Realty, Inc. (the “Company”) will be held in a virtual only format at www.meetnow.global/M5C9YPP, on Monday, October 23, 2023, at 11:00 a.m. Eastern Time, for the following purposes:

(1)
to elect the seven director nominees named in the Proxy Statement to serve as directors for one-year terms until the 2024 annual meeting of stockholders and until their successors are duly elected and qualify;
(2)
to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
(3)
To consider and vote upon a proposal to approve and adopt the Amended and Restated Certificate of Incorporation in the form attached as Annex A to the Proxy Statement;
(4)
To consider and vote on a non-binding, advisory basis, upon separate proposals to approve the following amendments to the current Restated Certificate of Incorporation (the “Existing Charter”):
(A)
To increase the Company’s total number of authorized shares of common stock and preferred stock from 51,000,000 shares to 301,000,000 shares, which would consist of (i) increasing the number of authorized shares of common stock from 50,000,000 shares to 300,000,000 shares and (ii) maintaining the number of authorized shares of preferred stock at 1,000,000 shares.
(B)
To make certain changes to the voting rights of common stockholders included in the Existing Charter, including clarifying common stockholders voting rights on matters related solely to preferred stockholders, clarifying that there is no right to cumulate votes on behalf of any nominee for election to the Board of Directors and updating stockholder approval rights relating to certain matters.
(C)
To provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware and the U.S. federal district courts, as applicable, are the sole and exclusive forum for certain actions.
(D)
To include certain provisions related to a potential future election by the Company to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes, including provisions giving the Board of Directors the authority to make such election and stock ownership limitations and transfer restrictions necessary to comply with requirements for qualification as a REIT.
(E)
To (i) provide that any amendment or other modification of certain provisions of the Amended and Restated Charter would require the approval of two-thirds of the shares entitled to vote thereon, (ii) require that, for stockholder-amendments to the bylaws, two-thirds of the shares entitled to vote thereon must approve the amendment and (iii) remove the requirement for the approval of holders of two-thirds of the outstanding shares of common stock present to amend the charter or bylaws in a way that reduces the priority of payment or amount payable to holders of shares of common stock upon liquidation or that would diminish or eliminate any voting rights of common stockholders.
(F)
To make certain other changes that the Board of Directors deems appropriate to modernize the charter and conform the charter to customary provisions of charters of public companies.
(5)
to approve, in an advisory (non-binding) vote, the compensation of our named executive officers;
(6)
to determine, in an advisory (non-binding) vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years; and
(7)
to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on August 24, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on August 24, 2023 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting.

We will be hosting a virtual Annual Meeting of Stockholders live via webcast this year. To attend the Annual Meeting, virtually please visit the web portal located at www.meetnow.global/M5C9YPP and enter the control number found on the proxy card or voting instruction form. If you plan to attend the Annual Meeting, please check the website at www.investors.broadstreetrealty.com, press releases and our filings with the U.S. Securities and Exchange Commission for any changes or updates one week prior to the meeting date. We encourage you to vote your shares prior to the Annual Meeting.

Your vote is important. Whether or not you expect to attend the Annual Meeting, please vote via the internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,

Michael Z. Jacoby

Chairman and Chief Executive Officer

Bethesda, Maryland

September 8, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 23, 2023.

This Notice of Annual Meeting, Proxy Statement, proxy card sample and our 2022 Annual Report to

Stockholders/Form 10-K for the year ended December 31, 2022 are available at www.edocumentview.com/BRST.

Broad Street Realty, Inc.

7250 Woodmont Ave

Suite 350

Bethesda, MD, 20814

PROXY STATEMENT

ABOUT THE MEETING

Why am I receiving this Proxy Statement?

This Proxy Statement contains information related to the solicitation of proxies in connection with our 2023 Annual Meeting of Stockholders (the “Annual Meeting”), to be held in a virtual-only meeting format at www.meetnow.global/M5C9YPP, on Monday, October 23, 2023, at 11:00 a.m. Eastern Time, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by Broad Street Realty, Inc. on behalf of our Board of Directors (also referred to as the “Board” in this Proxy Statement). “We,” “our,” “us,” and the “Company” refer to Broad Street Realty, Inc.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card sample and our 2022 Annual Report to Stockholders/Form 10-K for the year ended December 31, 2022 are available at www.edocumentview.com/BRST. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

We will commence mailing our proxy materials to stockholders on or about September 14, 2023. Our proxy materials are first being made available online on or about September 8, 2023.

What am I being asked to vote on?

You are being asked to vote on the following proposals:

•
Proposal 1 (Election of Directors): The election of the seven director nominees named in the Proxy Statement to serve as directors for one-year terms until the 2024 annual meeting of stockholders and until their successors are duly elected and qualify ;
•
Proposal 2 (Ratification of Cherry Bekaert): The ratification of the appointment of Cherry Bekaert LLP (“Cherry Bekaert”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•
Proposal 3 (Amended and Restated Charter): A proposal to approve and adopt the Amended and Restated Certificate of Incorporation in the form attached as Annex A to this Proxy Statement (the “Amended and Restated Charter”).
•
Proposals 4A-4F (Advisory Charter Proposals): The approval (on a non-binding, advisory basis) of separate proposals (collectively, the “Advisory Charter Proposals”) to approve the following amendments to the current Restated Certificate of Incorporation (the “Existing Charter”):
(A)
To increase the Company’s total number of authorized shares of common stock and preferred stock from 51,000,000 shares to 301,000,000 shares, which would consist of (i) increasing the number of authorized shares of common stock from 50,000,000 shares to 300,000,000 shares and (ii) maintaining the number of authorized shares of preferred stock at 1,000,000 shares.

(B)
To make certain changes to the voting rights of common stockholders included in the Existing Charter, including clarifying common stockholders voting rights on matters related solely to preferred stockholders, clarifying that there is no right to cumulate votes on behalf of any nominee for election to the Board of Directors and updating stockholder approval rights relating to certain matters.
(C)
To provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) and the U.S. federal district courts, as applicable, are the sole and exclusive forum for certain actions.
(D)
To include certain provisions related to a potential future election by the Company to be taxed as a real estate investment trust (a “REIT”) for federal income tax purposes, including provisions giving the Board of Directors the authority to make such election and stock ownership limitations and transfer restrictions necessary to comply with requirements for qualification as a REIT.
(E)
To (i) provide that any amendment or other modification of certain provisions of the Amended and Restated Charter would require the approval of two-thirds of the shares entitled to vote thereon, (ii) require that, for stockholder-amendments to the bylaws, two-thirds of the shares entitled to vote thereon must approve the amendment and (iii) remove the requirement for the approval of holders of two-thirds of the outstanding shares of common stock present to amend the charter or bylaws in a way that reduces the priority of payment or amount payable to holders of shares of common stock upon liquidation or that would diminish or eliminate any voting rights of common stockholders.
(F)
To make certain other changes that the Board of Directors deems appropriate to modernize the charter and conform the charter to customary provisions of charters of public companies.
•
Proposal 5 (Advisory Vote on Executive Compensation): The approval (on a non-binding, advisory basis) of the compensation of our named executive officers;
•
Proposal 6 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation): The determination (on a non-binding, advisory basis) of whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years; and
•
To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board's voting recommendations?

The Board recommends that you vote as follows:

•
Proposal 1 (Election of Directors): “FOR” each of the Board nominees for election as directors;
•
Proposal 2 (Ratification of Cherry Bekaert): “FOR” the ratification of Cherry Bekaert as our independent registered public accounting firm for our fiscal year ending December 31, 2023;
•
Proposal 3 (Amended and Restated Charter): “FOR” the approval and adoption of the Amended and Restated Charter;
•
Proposals 4A-4F (Advisory Charter Proposals): “FOR” the approval of each of the Advisory Charter Proposals;
•
Proposal 5 (Advisory Vote on Executive Compensation): “FOR” the approval of the compensation of our named executive officers; and

•
Proposal 6 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation): “ONE YEAR” as the preferred frequency of holding a stockholder advisory vote on executive compensation.

Who is entitled to vote at the Annual Meeting?

Only holders of record of our common stock at the close of business on August 24, 2023, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote at the meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting.

What are the voting rights of stockholders?

Each share of our common stock outstanding on the Record Date entitles its holder to cast one vote on each matter to be voted on.

No dissenters’ rights are provided under the Delaware General Corporation Law, our Existing Charter or our amended and restated bylaws ("bylaws") with respect to any of the proposals described in this Proxy Statement.

Who can attend the Annual Meeting?

All holders of our common stock at the close of business on the Record Date (August 24, 2023), or their duly appointed proxies, are authorized to attend the Annual Meeting. Stockholders who wish to participate in the Annual Meeting may attend by visiting the web portal located at www.meetnow.global/M5C9YPP and entering the control number found on the proxy card or voting instruction form.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.
•
Beneficial Owner of Shares Held in Street Name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote your shares and are also invited to attend the Annual Meeting.

What will constitute a quorum at the Annual Meeting?

The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of our common stock outstanding on the Record Date (August 24, 2023) will constitute a quorum, permitting the stockholders to conduct business at the Annual Meeting. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining the presence of a quorum at the Annual Meeting. As of the Record Date, there were 33,135,490 shares of our common stock outstanding.

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies.

What are broker non-votes?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners before the Annual Meeting. If that happens, the nominees may vote those shares only on matters deemed “routine.” On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.”

Proposal 2 (Ratification of Cherry Bekaert) is the only proposal that is considered “routine.” If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for our fiscal year ending December 31, 2023, even if the broker or other nominee does not receive voting instructions from you.

Proposal 1 (Election of Directors), Proposal 3 (Amended and Restated Charter), Proposals 4A-4F (Advisory Charter Proposals), Proposal 5 (Advisory Vote on Executive Compensation) and Proposal 6 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation) are considered “non-routine” proposals. Consequently, if you do not give your broker or other nominee voting instructions, your broker or other nominee will not be able to vote on these proposals, and broker non-votes may exist with respect to the election of directors, the approval and adoption of the Amended and Restated Charter, the approval of the Advisory Charter Proposals, the advisory vote on executive compensation and the advisory vote on the frequency of holding an advisory vote on executive compensation.

How many votes are needed for the proposals to pass?

•
Proposal 1 (Election of Directors): The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required for the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum;
•
Proposal 2 (Ratification of Cherry Bekaert): The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of Cherry Bekaert as our independent registered public accounting firm for our fiscal year ending December 31, 2023. For purposes of the vote on the ratification of Cherry Bekaert as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum;
•
Proposal 3 (Amended and Restated Charter): The affirmative vote of (i) a majority of the outstanding shares of common stock and (ii) two-thirds of the outstanding shares of common stock present, virtually or by proxy, at a meeting at which a quorum is present is required to approve and adopt the Amended and Restated Charter. For purposes of the approval and adoption of the Amended and Restated Charter, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. For purposes of determining whether a majority of the outstanding shares of common stock approved and adopted the Amended and Restated Charter, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal. For purposes of determining whether two-thirds of the outstanding shares of common stock present, virtually or by proxy, approved and adopted the Amended and Restated Charter, abstentions and broker non-votes will not be considered present and will have no effect on the result of the vote;
•
Proposals 4A-4F (Advisory Charter Proposals): The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve each of the Advisory Charter Proposals. For purposes of the approval of the Advisory Charter Proposals, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. The approval (or lack of approval) of each of the Advisory Charter Proposals will have no effect on the adoption of the Amended and Restated Charter if the adoption of the Amended and Restated Charter is approved by the affirmative vote of (i) a majority of the outstanding shares of common stock and (ii) two-thirds of the outstanding shares of common stock present, virtually or by proxy;
•
Proposal 5 (Advisory Vote on Executive Compensation): The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. For purposes of the advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum;
•
Proposal 6 (Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation): A plurality of the votes cast is required for our stockholders to recommend, on an advisory basis, a preferred frequency of an advisory vote on executive compensation. For purposes of the advisory vote on the frequency of holding an advisory vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Will any other matters be voted on?

As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by our Board, or, if no such recommendation is given, in the discretion of the proxy holders.

How do I vote?

If you are a registered stockholder, you may submit your proxy by U.S. mail, internet or telephone by following the instructions included with your proxy card. The deadline for submitting your proxy card by internet or telephone is 11:59 p.m. Eastern Time on October 22, 2023, which is the day before the Annual Meeting date. The designated proxy will vote according to your instructions. You may also attend the Annual Meeting and vote at the meeting.

If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by internet. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee on how to vote your shares.

If you submit your proxy without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Beneficial owners who wish to vote at the Annual Meeting must request a legal proxy from the organization that holds their shares and submit it to our transfer agent, Computershare Inc., by email at legalproxy@computershare.com or by mail at Computershare Inc., Broad Street Realty, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. The deadline to submit a legal proxy to our transfer agent is 5:00 p.m. Eastern Time on October 20, 2023.

How are proxy card votes counted?

If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement; “FOR” the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm for the fiscal year ending December 31, 2023; “FOR” the approval and adoption of the Amended and Restated Charter; “FOR” the approval of each of the Advisory Charter Proposals; “FOR” the approval of the compensation of our named executive officers; “ONE YEAR” as the preferred frequency with which stockholders are provided an advisory vote on executive compensation and as recommended by our Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.

May I revoke my vote after I return my proxy card?

Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the Annual Meeting by (i) filing with our Secretary a written notice of revocation or a duly executed proxy card bearing a later date or (ii) attending the Annual Meeting and voting in the virtual meeting portal.

Who pays the costs of soliciting proxies?

We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, this Proxy Statement, the proxy card and the 2022 Annual Report to Stockholders/Form 10-K for the year ended December 31, 2022, coordination of the internet and telephone voting process and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by internet and mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

Proposal 1: Election of Directors

Our Board is currently comprised of eight directors, all of whom have terms expiring at the Annual Meeting. The seven nominees below have been nominated by our Board for election to serve as directors for one-year terms until the 2024 annual meeting of stockholders and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, our Board has affirmatively determined that the following directors are “independent” directors under the rules of the Securities and Exchange Commission (the “SEC”) and the OTCQX Best Market (the “OTCQX”): Messrs. Jeffrey H. Foster, Daniel J.W. Neal and Jeffery C. Walraven.

Vineet P. Bedi and Donna Brandin, each of whom have terms expiring at the Annual Meeting, will not stand for re-election to our Board. Our Board has approved a reduction in the size of our Board from eight directors to seven directors, which will be effective following the Annual Meeting.

The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our bylaws, decrease the size of the Board.

Nominees for Election for a One-Year Term Expiring at the 2024 Annual Meeting

The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.

Name	Age	Position(s)	Director Since
Michael Z. Jacoby	60	Chairman and Chief Executive Officer	2019
Jeffrey H. Foster (1) (2)	60	Director	2019
Daniel J.W. Neal (2) (3)	65	Director	2019
Noah Shore (4)	50	Director	2022
Samuel M. Spiritos (1) (3)	61	Director	2019
Jeffery C. Walraven (5)	54	Director Nominee	N/A
Thomas M. Yockey (1) (3)	68	Director	2019

_____________________

(1) Member of the Compensation Committee of the Board.

(2) Member of the Audit Committee of the Board.

(3) Member of the Nominating and Corporate Governance Committee of the Board.

(4) Designated as a director by CF Flyer PE Investor LLC (the “Fortress Member”), an affiliate of Fortress Investment Group LLC (“Fortress”), pursuant to the Governance Agreement, dated as of November 22, 2022 (the “Fortress Governance Agreement”), by and among the Company, the Fortress Member and Messrs. Jacoby and Yockey.

(5) Our Board has approved the assignment of Mr. Walraven to serve as a member of the Audit Committee of the Board, subject to his election to the Board at the Annual Meeting.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he or she has served as a director.

Michael Z. Jacoby. Mr. Jacoby has served as the Chairman and Chief Executive Officer of the Company since December 2019. Mr. Jacoby co-founded Broad Street Realty, LLC ("BSR") in 2002 and served as Chief Executive Officer of BSR from 2002 to December 2019. Mr. Jacoby has more than 36 years of experience in the real estate industry and is an expert in large-scale leasing, acquisition, and development transactions. He has successfully completed commercial property transactions involving the acquisition, financing, development and leasing of more than 28 million square feet of properties throughout the United States. Prior to co-founding BSR, Mr. Jacoby co-founded Core Location LLC, a firm focused on the data center industry and his major roles included development, leasing, and capital partner relationships. During his time at Core Location, Mr. Jacoby was instrumental in the development of the 1.2 million square foot Lakeside Technology Center in Chicago, Illinois, the world's largest data center, the San Jose Technology Center in San Jose, California and the Metro Atlanta Technology Center in Atlanta, Georgia. Prior to co-founding Core Location, Mr. Jacoby was senior vice president and manager of the Ezra Company.

He served as manager of the HQ office and on the Ezra Board of Directors. At Ezra, he specialized in advising and negotiating on behalf of technology companies throughout the United States. Mr. Jacoby holds a Bachelor of Science degree from Washington & Lee University. Based on his knowledge of the Company, its business and properties as a co-founder of BSR and his extensive experience in the real estate industry, we have determined that Mr. Jacoby should serve as a director.

Jeffrey H. Foster. Mr. Foster has served as a director of the Company since December 2019. Since October 2021, he has served as Chief Financial Officer of Cloud Capital, a private equity fund focused on acquiring data centers. Since 2018, he has served as an Adjunct Professor of Real Estate at Georgetown University’s McDonough School of Business. Mr. Foster served as the Executive Vice President, Chief Financial Officer and Treasurer of DuPont Fabros Technology (formerly NYSE: DFT), a public data center REIT, from 2013 until it was acquired in 2017. As Chief Financial Officer, he was responsible for obtaining financing through common and preferred equity, bonds and bank debt. He was also responsible for strategic planning, investor relations, and accounting. From 2007 to 2014, Mr. Foster served as Chief Accounting Officer of DFT. Mr. Foster played an integral role in DFT’s initial public offering in 2007 and its sale to Digital Realty Trust in 2017. Prior to his time at DFT, Mr. Foster served as the Chief Accounting Officer of Global Signal, the first publicly traded cell tower REIT. Mr. Foster began his career as a CPA at Arthur Anderson. Mr. Foster also serves on the board and chairs the audit committee of Pegasus Digital Mobility Acquisition Corp., a special purpose acquisition company focused on consummating a business combination in the digital mobility sector, and serves on the board of Vault Digital Infrastructure, LP, a data center company. Mr. Foster has a B.S. in Accounting from the University of Florida and a Masters in Accountancy from the University of South Florida. Based on his experience as an executive officer of public REITs and his financial expertise, we have determined that Mr. Foster should serve as a director.

Daniel J.W. Neal. Mr. Neal has served as a director of the Company since December 2019. From 2006 to January 2023, Mr. Neal served as the chairman and chief executive officer of Kajeet, Inc. a privately held cloud software and wireless networking technologies company that he founded. Since January 2023, he has served as the Executive Chairman of Kajeet. Prior to founding Kajeet, Mr. Neal served as chief executive officer & vice chairman of VCampus Corporation (formerly NASDAQ: VCMP). Prior to VCampus, Mr. Neal was part of the team that built USinternetworking, Inc. (formerly NASDAQ: USIX). USinternetworking had a successful initial public offering and secondary offering and was subsequently acquired by AT&T. Mr. Neal is an inventor on 31 U.S. patents in the fields of wireless technology and software. Before entering the technology sector, Mr. Neal worked in real estate finance and in public sector real estate development. Mr. Neal was recruited by the Public Buildings Service of the U.S. General Services Administration to lead a large team of real estate facilities planners responsible for the analysis and programming of an 80 million square foot portfolio of owned and leased real estate in the national capital region. Mr. Neal also worked at a senior level in the Office of the Vice President to effect management improvements in Federal real estate financing, development and portfolio management. Mr. Neal holds an AB in political science from the University of California, Berkeley, and an M.B.A. from the Wharton School of the University of Pennsylvania. Based on his C-suite level management experience, including as a public company executive officer, we have determined that Mr. Neal should serve as a director.

Noah Shore. Mr. Shore is a Managing Director for the Fortress Credit Funds Business and is based in Los Angeles. Mr. Shore is head of the Real Estate Special Situations group and responsible for the West Coast Real Estate debt business. Mr. Shore has spent the last 26 years in his career focused on commercial real estate investment and development. Mr. Shore joined Fortress in 2007 and has originated direct loans, real estate and corporate securities, and real estate equity investments in most asset classes including office, hotel, retail, residential, and industrial. Prior to joining Fortress, Mr. Shore was a Vice President at The Taubman Company where he spent nine years working in all aspects of real estate acquisitions, leasing and development, focused on enhancing existing value, as well as unlocking and/or creating new value. Mr. Shore is a full member of the Urban Land Institute, a member of the International Council of Shopping Centers, and on the National Advisor Board of the Real Estate Center at the University of Colorado. Mr. Shore received a B.S. in Finance from the University of Colorado Boulder. Pursuant to the Fortress Governance Agreement, Mr. Shore was designated as a director by the Fortress Member. Based on his real estate investment and development experience, we have determined that Mr. Shore should serve as a director.

Samuel M. Spiritos. Mr. Spiritos has served as a director of the Company since December 2019. Since 2013, Mr. Spiritos has served as the Managing Shareholder of Shulman, Rogers, Gandal, Pordy & Ecker, P.A, a full-service Maryland law firm. Mr. Spiritos also currently serves as the Chair of the Shulman Rogers Hospitality Practice, where he focuses on deal structuring, purchase and sale contracts, franchise agreements, management agreements, financings (representing creditors and owners), joint ventures, construction and development. Mr. Spiritos has over 30 years of experience advising clients in commercial real estate transactions involving all asset classes. Mr. Spiritos also represents both lenders and borrowers on commercial loan transactions, particularly acquisitions and development financings, asset-based lending, health care financings, construction and permanent loans, retail, office and hotel development and financings and workouts. Prior to his service as Managing Shareholder, Mr. Spiritos served as Chair of both the Shulman Rogers Real Estate Department and the Commercial Real Estate Transactions Practice Group. Mr. Spiritos serves as Chair of the Board of Best Buddies (Maryland, D.C. Metro area). Mr. Spiritos holds a BS from The Wharton School of Management of the University of Pennsylvania, a J.D. from the University at Buffalo School of Law and an M.B.A. from the State University of New York at Buffalo. Based on his leadership experience and in advising on commercial real estate transactions and financing transactions, we have determined that Mr. Spiritos should serve as a director.

Jeffery C. Walraven. Mr. Walraven has served as the Chief Operating Officer, a director and co-founder of Freehold Properties, Inc., a REIT that finances cannabis-related real estate, since its formation in May 2019. From January 2014 to May 2019, Mr. Walraven served as Executive Vice President and Chief Financial Officer of MedEquities Realty Trust, Inc. (formerly, NYSE: MRT), an internally managed healthcare REIT that was initially funded privately in July 2014, completed an initial public offering on the New York Stock Exchange in September 2016 and was subsequently sold to Omega Healthcare Investors, Inc. (NYSE: OHI) that closed in May 2019. From 2006 to 2013, Mr. Walraven held several positions with BDO USA, LLP, most recently as an assurance managing partner of the Memphis office, where his primary responsibilities included providing core and peripheral assurance services and business operational and tax consulting services. Mr. Walraven has over 20 years of public accounting experience, serving many public REIT clients since 1999. Mr. Walraven worked extensively with publicly-traded companies on all aspects of compliance with Securities Act (as defined below) and Exchange Act (as defined below) filings, including quarterly, annual and special reports, and compliance relating to acquisitions, dispositions and securities offerings. Mr. Walraven has had signing engagement partner responsibility for numerous public and private securities offering by REITs and other clients, including initial public offerings, secondary offerings and private placements. Mr. Walraven holds a Bachelor’s degree in Financial Management from Bob Jones University and a Masters of Professional Accountancy from Clemson University. Mr. Walraven was nominated to serve as a director because of his extensive experience with public real estate companies and his capital markets, accounting and finance experience.

Thomas M. Yockey. Mr. Yockey has served as a director of the Company since December 2019. Mr. Yockey co-founded BSR in 2002 with Mr. Jacoby and served as President of BSR from 2002 to December 2019. Mr. Yockey has successfully managed large complex technical teams and a full range of development activities including acquisitions, dispositions, financing, leasing, zoning/entitlements, site planning, design, and engineering, permitting, contractor bidding/negotiation, base building construction, tenant improvements and legal matters. Prior to co-founding BSR, Mr. Yockey was Principal and Director of Development for Core Location, LLC, where he managed a national development program, focusing on projects that directly address the unique demands of mission critical telecommunications infrastructure and internet data center providers. His duties included managing the company's development/construction team in the delivery of 2,500,000 square feet of projects over a two-year period and participating as a key member of Core Location's acquisition and due diligence team. He directly managed the development of Core Location's two key projects in partnership with The Carlyle Group of Washington, D.C., including Lakeside Technology Center in Chicago, Illinois and San Jose Technology Center, San Jose, California. Mr. Yockey earned a Masters Degree from the Department of City and Regional Planning, University of North Carolina at Chapel Hill, as well as a B.A. in Economics from the University of Michigan. Based on his knowledge of the Company, its business and properties as a co-founder of BSR and his extensive experience in the real estate industry, we have determined that Mr. Yockey should serve as a director.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the election of the seven director nominees. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

OUR BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET FORTH ABOVE.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee of our Board, which is composed entirely of independent directors, has appointed Cherry Bekaert LLP ("Cherry Bekaert") as our independent registered public accounting firm for the fiscal year ending December 31, 2023. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of the Audit Committee’s selection of our independent registered public accounting firm. A representative of Cherry Bekaert will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

On May 1, 2023 (the “Dismissal Date”), the Audit Committee of our Board dismissed BDO USA, LLP (“BDO”) as the independent registered public accounting firm for the Company, effective immediately. BDO’s reports on our financial statements as of and for the fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that each of BDO’s reports on our financial statements as of and for the fiscal years ended December 31, 2022 and 2021 contained an explanatory paragraph indicating that there was substantial doubt about our ability to continue as a going concern. In addition, during the fiscal years ended December 31, 2022 and 2021, as well as during the subsequent interim period preceding the Dismissal Date, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and BDO with respect to any matter relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in its reports on the our financial statements with respect to such periods.

During the fiscal years ended December 31, 2022 and 2021, as well as during the subsequent interim period preceding the Dismissal Date, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except for material weaknesses as disclosed under (i) “Item 9A. Controls and Procedures” of each of our (A) Annual Report on Form 10-K for the year ended December 31, 2022 and (B) Annual Report on Form 10-K for the year ended December 31, 2021 and (ii) “Item 4. Controls and Procedures” of each of our (A) Quarterly Report on Form 10-Q for the period ended September 30, 2022, (B) Quarterly Report on Form 10-Q for the period ended June 30, 2022, (C) Quarterly Report on Form 10-Q for the period ended March 31, 2022, (D) Quarterly Report on Form 10-Q for the period ended September 30, 2021, (E) Quarterly Report on Form 10-Q for the period ended June 30, 2021 and (F) Quarterly Report on Form 10-Q for the period ended March 31, 2021.

We provided BDO a copy of the disclosure made in response to Item 4.01 of Form 8-K and requested that BDO provide a letter addressed to the SEC stating whether or not BDO agreed with the disclosure contained in such Form 8-K. The letter provided by BDO is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on May 3, 2023.

On May 1, 2023, we engaged Cherry Bekaert as our new independent registered public accounting firm upon the approval of the Audit Committee of our Board. During the years ended December 31, 2022 and 2021, and the subsequent interim period through May 1, 2023, the effective date of our engagement of Cherry Bekaert, we did not consult with Cherry Bekaert regarding any of the matters or events set forth in Items 304(a)(2)(i) or (ii) of Regulation S-K. The Audit Committee of our Board reviewed the independence of Cherry Bekaert and has concluded that Cherry Bekaert is independent.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of all the votes cast at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Cherry Bekaert as our independent registered public accounting firm. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Cherry Bekaert as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Cherry Bekaert is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF CHERRY BEKAERT AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

Relationship with Independent Registered Public Accounting Firm

Our consolidated financial statements for the fiscal years ended December 31, 2022 and 2021 have been audited by BDO, which served as our independent registered public accounting firm for these years.

The following summarizes the fees billed by BDO for services performed for the fiscal years ended December 31, 2022 and 2021:

	For the Year Ended December 31,
(in thousands)	2022	2021
Audit Fees (1)	$1,192,445	$936,929
Audit-Related Fees (2)	177,750	74,766
Total	$1,370,195	$1,011,695

(1)
Fees for services related to the audit of the Company’s financial statements and review of the Company’s unaudited interim financial statements
(2)
Fees for the audit of the combined statements of revenue and certain operating expenses of the properties that were acquired in 2022 and 2021

Pre-Approval Policies and Procedures

The Audit Committee’s policy is to review and pre-approve, either pursuant to the Company’s Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”) or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any permitted non-audit service to the Company. Pursuant to the Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services. Additionally, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $50,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. The Audit Committee approved 100% of the audit-related fees for the year ended December 31, 2022.

Proposal 3: Approval AND Adoption of the Amended and Restated Charter

Stockholders are being asked to approve and adopt the Amended and Restated Charter in the form attached hereto as Annex A, which, in the judgment of the Board, is appropriate to simplify and clarify many amendments to the Existing Charter over the last approximately 35 years and address the needs of the Company in the future. Over the years, many of the amendments superseded other amendments and made reading the Existing Charter difficult. Consolidating amendments to our Existing Charter, making the modifications discussed below and in Proposals 4A-4F and making certain other immaterial modifications will allow the Company’s stockholders to reference one document and better understand the Company’s overall corporate governance structure.

The following is a summary of the key changes between the Existing Charter and the Amended and Restated Charter. This summary is qualified by reference to the complete text of the Amended and Restated Charter. All stockholders are encouraged to read the Amended and Restated Charter in its entirety for a more complete description of its terms:

•
Authorized Share Capital. The Amended and Restated Charter would provide for an increase to our total number of authorized shares of common stock and preferred stock from 51,000,000 shares to 301,000,000 shares, which would consist of (i) increasing the number of authorized shares of common stock from 50,000,000 shares to 300,000,000 shares and (ii) maintaining the number of authorized shares of preferred stock at 1,000,000 shares.
•
Stockholder Voting Rights. The Amended and Restated Charter would provide for certain changes to the voting rights of common stockholders included in the Existing Charter, including clarifying common stockholders voting rights on matters related solely to preferred stockholders and clarifying that there is no right to cumulate votes on behalf of any nominee for election to the Board. The Amended and Restated Charter would also clarify certain stockholder approval rights relating to mergers and other dispositions of the Company’s assets that are governed under the Delaware General Corporation Law (the “DGCL”). See "Proposal 4B—Certain Provisions Regarding Stockholder Voting Rights” for a further description of these amendments.
•
Exclusive Forum for Certain Actions. The Amended and Restated Charter would provide that, unless we consent in writing to the selection of an alternative forum, to the fullest extent permitted by law and subject to applicable jurisdictional requirements, the Court of Chancery would be the sole and exclusive forum for certain actions. Additionally, the Amended and Restated Charter would provide that, unless we consent in writing to the selection of an alternative forum, the U.S. federal district courts will, to the fullest extent permitted by applicable law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”). See "Proposal 4C—Exclusive Forum for Certain Actions” for a further description of these amendments.
•
Provisions Related to Potential REIT Election. The Amended and Restated Charter would include certain provisions related to a potential future election by the Company to be taxed as a REIT for U.S. federal income tax purposes, including provisions giving our Board the authority to make such election and stock ownership limitations and transfer restrictions necessary to comply with requirements for qualification as a REIT. See "Proposal 4D—Provisions Related to Potential REIT Election” for a further description of these amendments.
•
Amendments to the Charter and Bylaws. The Amended and Restated Charter would provide that any amendment or other modification of certain provisions of the Amended and Restated Charter would require the approval of two-thirds of the shares entitled to vote thereon. Additionally, for stockholder-amendments to the bylaws, the Amended and Restated Charter would require the approval of two-thirds of the shares entitled to vote thereon. Finally, the Amended and Restated Charter would eliminate the requirement for the approval of holders of two-thirds of the outstanding shares of common stock present to amend the charter or bylaws in a way that reduces the priority of payment or amount payable to holders of shares of common stock upon liquidation or that would diminish or eliminate any voting rights of common stockholders (the “Amendment Approval Rights”). See "Proposal 4E—Amendments to the Charter and Bylaws” for a further description of these amendments.

Reasons for the Amendments:

The following is a summary of the reasons for the key changes reflected in the Amended and Restated Charter. For further details on the reasons for the key changes in the Amended and Restated Charter, see “Proposal 4: Approval of the Advisory Charter Proposals”:

•
Authorized Share Capital. Our Board believes an increase in authorized share capital will provide us with increased flexibility in meeting future corporate needs and requirements.
•
Stockholder Voting Rights. The Board believes that the clarification regarding the voting rights of common stockholders with respect to amendments relating solely to the terms of one or more outstanding series of preferred stock is appropriate to clarify common stockholders’ voting rights with respect to such provisions. The Board also believes it is appropriate to clarify that stockholders do not have a right to cumulate votes on behalf of any nominee for election to the Board since the Existing Charter does not affirmatively grant or deny such right (and the default rule under the DGCL is that stockholders do not have such right). Finally, the Board believes that removing the rights in the Existing Charter related to the approval of mergers and other dispositions of the Company’s assets is appropriate and in the best interest of the Company and the stockholders because such rights are covered in the DGCL.
•
Exclusive Forum for Certain Actions. The exclusive forum provisions are intended to avoid multiple lawsuits in multiple jurisdictions on related matters, thereby reducing inefficiencies, costs and uncertainty regarding outcomes when two or more similar cases proceed in different jurisdictions. Additionally, the background and experience of the Court of Chancery and the U.S. federal district courts place these courts in the best positions to resolve claims arising under the applicable bodies of law.
•
Provisions Related to Potential REIT Election. A REIT is an entity entitled to special and beneficial U.S. federal income tax treatment, provided it satisfies various requirements relating to its organization, its ownership, its distributions and the nature of its assets and income. Subject to a number of significant exceptions, a corporation that qualifies as a REIT generally is not subject to U.S. federal income taxes on its income and gains that it distributes to its stockholders, reducing its corporate level income taxes and substantially eliminating the “double taxation” of corporate income. Additionally, REITs often declare regular quarterly or monthly distributions to meet distribution requirements. Therefore, in the future, it may be in the best interests of the Company and the stockholders for the Company to make an election to be taxed as a REIT for federal income tax purposes. Accordingly, the Board believes it is advisable for the Amended and Restated Charter to include provisions necessary to meet the requirements for qualification as a REIT and giving our Board the authority to make an election to be taxed as a REIT.
•
Amendments to the Charter and Bylaws. The Board believes it is appropriate to adopt the two-thirds voting requirement for the amendment of certain key provisions of the Amended and Restated Charter to avoid arbitrary amendments to such key provisions and prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders. Similarly, the Board believes that the two-thirds voting requirement for amendments to the bylaws will facilitate corporate governance stability and help protect minority stockholder interests. As to the Amendment Approval Rights, the Board believes that the removal of such rights would conform the Company’s charter to customary practices of other public companies and allow the Board more flexibility in adjusting corporate governance practices.

Vote Required and Recommendation

The affirmative vote of (i) a majority of the outstanding shares of common stock and (ii) two-thirds of the outstanding shares of common stock present, virtually or by proxy, at a meeting at which a quorum is present is required to approve and adopt the Amended and Restated Charter. For purposes of the approval and adoption of the Amended and Restated Charter, abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. For purposes of determining whether a majority of the outstanding shares of common stock approved and adopted the Amended and Restated Charter, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal. For purposes of determining whether two-thirds of the outstanding shares of common stock present, virtually or by proxy, approved and adopted the Amended and Restated Charter, abstentions and broker non-votes will not be considered present and will have no effect on the result of the vote.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED CHARTER.

ProposalS 4A-4F: Approval of the Advisory Charter Proposals

The information under each of Proposals 4A-4F below set forth a summary of the material differences between the Existing Charter and the Amended and Restated Charter, as well as the Board’s reasons for proposing each of these amendments to the Existing Charter. This summary is qualified by reference to the complete text of the Amended and Restated Charter, which is attached hereto as Annex A. All stockholders are encouraged to read the proposed Amended and Restated Charter in its entirety for a more complete description of its terms.

In accordance with SEC guidance, these proposals are being presented separately and will be voted upon on a non-binding, advisory basis. In the judgment of the Board, these provisions are appropriate to simplify and clarify many amendments to the Existing Charter over the last approximately 35 years and address the needs of the Company in the future. Accordingly, regardless of the outcome of the non-binding, advisory vote on these proposals, we intend to adopt the Amended and Restated Charter, assuming the approval and adoption of the Amended and Restated Charter pursuant to Proposal 3.

Proposal 4A—Increase to Number of Authorized Shares

Description of the Amendment

The Amended and Restated Charter would provide for an increase to our total number of authorized shares of common stock and preferred stock from 51,000,000 shares to 301,000,000 shares, which would consist of (i) increasing the number of authorized shares of common stock from 50,000,000 shares to 300,000,000 shares and (ii) maintaining the number of authorized shares of preferred stock at 1,000,000 shares.

Reasons for the Amendment

Our Board believes this amendment will provide us with increased flexibility in meeting future corporate needs and requirements by providing additional authorized shares of common stock, which will be available for issuance from time to time as determined by our Board for any proper corporate purpose, including equity financings, without the expense and delay associated with a special stockholders’ meeting, except where required by applicable rules, regulations and laws.

Proposal 4B—Certain Provisions Regarding Stockholder Voting Rights

Description of the Amendment

The Amended and Restated Charter would provide for certain changes to the voting rights of common stockholders included in the Existing Charter. The Amended and Restated Charter would clarify that, to the fullest extent permitted by law, common stockholders will have no voting rights with respect to any amendment to the Amended and Restated Charter (including any certificate of designations relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of preferred stock if the holders of the affected series of preferred stock are entitled to vote on such amendment pursuant to the Amended and Restated Charter or the DGCL. Additionally, the Amended and Restated Charter would clarify that common stockholders do not have the right to cumulate votes on behalf of any nominee for election to the Board. The Existing Charter does not affirmatively provide for any right to cumulate votes in the election of directors.

The Amended and Restated Charter would also exclude certain stockholder approval rights relating to mergers and other dispositions of the Company’s assets, which are governed by the DGCL. The Existing Charter requires the approval of two-thirds of the outstanding shares of common stock to (i) merge the Company into an entity or sell, convey and transfer the Company’s assets to an entity in exchange for shares or securities of such entity or other consideration and the assumption of the liabilities of the Company and (ii) terminate the Company and distribute such shares, securities, or other consideration ratably among the stockholders in redemption of their capital stock. The Existing Charter also requires that, following any such transaction, the stockholders would be the sole equity owners of the acquiring entity. Additionally, the Existing Charter requires the affirmative written consent or vote of the holders of a majority of the shares of common stock to approve any transaction involving the sale, lease, exchange or other disposition of 50% or more of the assets of the Company in a single transaction or series of related transactions other than as part of an orderly liquidation and termination. The Amended and Restated Charter would not include either of the foregoing provisions. Except for certain limited transactions specified in the DGCL, the DGCL requires the approval of a majority of the outstanding stock of a corporation (i) in order for the corporation to merge into or consolidate with another entity or (ii) sell, lease or exchange all or substantially all of the corporation’s property and assets.

Reasons for the Amendment

The Board believes that the clarification regarding the voting rights of common stockholders with respect to amendments relating solely to the terms of one or more outstanding series of preferred stock is appropriate. The DGCL provides that a class of capital stock is entitled to vote as a class on a proposed amendment to a company’s certificate of incorporation that would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. Moreover, the Existing Charter gives the Board authority to designate preferred stock and fix the voting rights for such preferred stock. The Board has exercised this authority in the past to clarify matters that require the approval of at least a majority of the applicable series of preferred stock. Specifically, the Board granted the Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), the right to approve (i) any issuances of any other class or series of capital stock on parity with the Series A Preferred Stock and (ii) any amendment to the Existing Charter that would adversely affect the rights, powers, preferences or privileges of, or increase the authorized number of shares of, Series A Preferred Stock. Accordingly, this amendment to the Existing Charter clarifies the relationship between the voting rights of preferred stockholders as designated by the Board and the general voting rights of common stockholders.

The Board believes it is appropriate to clarify that stockholders do not have a right to cumulate votes on behalf of any nominee for election to the Board. As noted above, the Existing Charter does not affirmatively grant the right to cumulate votes in director elections, and the default rule under the DGCL is that stockholders do not have such right. Accordingly, this change would not alter the rights of stockholders and affirmatively addressing this matter in the Amended and Restated Charter would allow for stockholders to more easily determine rights and procedures for director elections.

Finally, the Board believes that it is appropriate to exclude from the Amended and Restated Charter certain stockholder approval rights relating to mergers and other dispositions of the Company’s assets because those matters are governed by the DGCL. Our stockholders will remain able to consider and approve any transactions that require stockholder approval under the DGCL.

Proposal 4C—Exclusive Forum for Certain Actions

Description of the Amendment

The Amended and Restated Charter would provide that, unless we consent in writing to the selection of an alternative forum, to the fullest extent permitted by law and subject to applicable jurisdictional requirements, the Court of Chancery would be the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees or our stockholders, creditors or other constituents, (iii) any action asserting a claim against us or any of our directors or officers arising pursuant to any provision of the DGCL or the Amended and Restated Charter or the bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine. The Amended and Restated Charter would provide that, if the Court of Chancery dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware. Additionally, the Amended and Restated Charter would provide that, unless we consent in writing to the selection of an alternative forum, the U.S. federal district courts will, to the fullest extent permitted by applicable law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Reasons for the Amendment

The exclusive forum provisions are intended to avoid multiple lawsuits in multiple jurisdictions on matters relating to the DGCL and the Securities Act, thereby reducing inefficiencies, costs and uncertainty regarding outcomes when two or more similar cases proceed in different jurisdictions. Additionally, the background and experience of the Court of Chancery and the U.S. federal district courts in resolving issues under the DGCL and the Securities Act, respectively, place these courts in the best positions to resolve claims arising under the applicable bodies of law. Accordingly, the Board believes the exclusive forum provisions are a prudent and proactive means for managing these types of potential litigation and to promote efficient and consistent resolutions in the event these types of litigation arise. Although some plaintiffs might prefer to litigate these matters in different jurisdictions, the Board believes that the benefits to us and our stockholders outweigh these concerns.

Proposal 4D—Provisions Related to Potential REIT Election

Description of the Amendment

The Amended and Restated Charter would include certain provisions related to a potential future election for the Company to be taxed as a REIT for U.S. federal income tax purposes.

Board Authority

The Amended and Restated Charter would give the Board the authority to cause us to elect to be subject to tax as a REIT for U.S. federal income tax purposes. Following such election, the Board would also have the authority to revoke or otherwise terminate our REIT election if the Board determines that it is no longer in our best interests to continue to be taxed as a REIT for U.S. federal income tax purposes. Under the Amended and Restated Charter, the Board also would have the authority to determine that compliance with any restriction or limitation on stock ownership and transfers described below is no longer required to facilitate our qualification as a REIT.

Springing Provisions

Because we do not intend to make an election to be taxed as REIT immediately following the filing of the Amended and Restated Charter, the Amended and Restated Charter would provide that restrictions and limitations on stock ownership and transfers and the stock ownership disclosure requirements, each described below, would not take effect until January 1st of the year after the first year for which we elect to be taxed as a REIT for federal income tax purposes.

Ownership Limitations and Transfer Restrictions

The Amended and Restated Charter would provide that, subject to the exceptions and the constructive ownership rules described in this proposal, no person may own, or be deemed to own by virtue of the attribution provisions of the Internal Revenue Code of 1986, as amended (the “Code”), in excess of (i) 9.8% in value of the outstanding shares of all classes or series of our capital stock or (ii) 9.8% in value or number (whichever is more restrictive) of the outstanding shares of any class of our common stock. We refer to these restrictions as the "ownership limits."

The applicable constructive ownership rules under the Code are complex and may cause stock owned actually or constructively by a group of related individuals and/or entities to be treated as owned by one individual or entity. As a result, the acquisition of less than 9.8% in value of the outstanding shares of any class or series our capital stock or less than 9.8% in value or number of the outstanding shares of any class of our common stock (including through the acquisition of an interest in an entity that owns, actually or constructively, shares of any class or series of our capital stock) by an individual or entity could, because of constructive ownership, nevertheless cause a violation of the ownership limitations described in this proposal.

The Amended and Restated Charter would also provide that the Board or a committee thereof may, in its sole discretion, with respect to any person (i) exempt such person from the ownership limits and certain other REIT limits on ownership and transfer of our capital stock described in this proposal and (ii) establish a different limit on ownership for any such person. The Board or committee, however, may not exempt from the ownership limits any person whose ownership of our capital stock in violation of these limits would result in us failing to qualify as a REIT. Pursuant to the terms of the Amended and Restated Charter, in order for a person to be considered by the Board or committee for exemption or a different limit on ownership, such person generally must make such representations and undertakings as the Board or committee may deem appropriate in order to conclude that such person's beneficial or constructive ownership of our capital stock will not cause us to lose our status as a REIT under the Code. As a condition of any waiver of ownership limits and certain other REIT limits on ownership and transfer of our capital stock, the Board or committee may require an opinion of counsel or a ruling by the Internal Revenue Service satisfactory to the Board or committee with respect to our qualification as a REIT and may impose such other conditions as the Board or committee deems appropriate in connection with the granting of the exemption or a different limit on ownership.

In connection with any waiver of the ownership limits or at any other time, the Amended and Restated Charter would permit the Board or a committee thereof, from time to time, to increase the ownership limits for one or more persons and decrease the ownership limits for all other persons, provided that the new ownership limits may not, after giving effect to such increase and under certain assumptions set forth in the Amended and Restated Charter, result in us being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interests are held during the last half of a taxable year). Reduced ownership limits will not apply to any person whose share ownership, is in excess of such decreased ownership limits until such time as such person's share ownership equals or falls below the decreased ownership limits, but any further acquisition of any of our capital stock resulting in such person's beneficial ownership or constructive ownership thereof creating an increased excess over the decreased ownership limits will be in violation of the decreased ownership limits.

The Amended and Restated Charter would further prohibit (i) any person from beneficially or constructively owning shares of our capital stock if such ownership would result in us being "closely held" within the meaning of Section 856(h) of the Code (without regard to whether the ownership interests are held during the last half of a taxable year); (ii) any person from transferring shares of our capital stock if such transfer would result in shares of our capital stock being beneficially owned by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code); (iii) any person from beneficially or constructively owning shares of our capital stock if such ownership would cause us to beneficially or constructively own 9.9% or more of the ownership interests in a tenant; (iv) any person from beneficially or constructively owning shares of our capital stock if such ownership would result in us failing to qualify as a REIT; and (v) any person from beneficially or constructively owning shares of our capital stock if such ownership would result in us failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4)(B) of the Code.

Pursuant to the terms of the Amended and Restated Charter, any person who acquires or attempts to acquire beneficial or constructive ownership of shares of our capital stock that will or may violate the ownership limits or any of the other foregoing restrictions on transferability and ownership will be required to give notice to us immediately (or, in the case of a proposed or attempted transaction, at least 15 days prior to such transaction) and provide us with such other information as we may request in order to determine the effect, if any, of such transfer on our qualification as a REIT.

In addition, the terms of the Amended and Restated Charter would provide that if there is any purported transfer of shares of our capital stock or other event or change of circumstances that would violate any of the restrictions described in this proposal, then the number of shares causing the violation will be automatically transferred to a trust for the exclusive benefit of a designated charitable beneficiary, except that any transfer that results in the violation of the restriction relating to our capital stock being beneficially owned by fewer than 100 persons will be automatically void and of no force or effect. The automatic transfer will be effective as of the close of business on the business day prior to the date of the purported transfer or other event or change of circumstances that requires the transfer to the trust. The person that would have owned the shares if they had not been transferred to the trust is referred to herein as "the purported transferee." Any dividend paid to the purported transferee prior to the discovery by us that the shares had been automatically transferred to a trust as described in this proposal must be repaid to the trustee upon demand. If the transfer to the trust as described in this proposal is not automatically effective, for any reason, to prevent violation of any of the restrictions described in this proposal, then the transfer of the excess shares will be automatically void and of no force or effect.

Pursuant to the terms of the Amended and Restated Charter, shares of our capital stock transferred to the trustee are deemed to be offered for sale to us or our designee at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the trust or, if the purported transferee did not give value for the shares in connection with the event causing the shares to be held in trust (e.g., in the case of a gift, devise or other such transaction), the market price at the time of such event, and (ii) the market price on the date we or our designee accepts such offer. We would have the right to accept such offer until the trustee has sold the shares of our capital stock held in the trust. Upon a sale to us, the interest of the charitable beneficiary in the shares sold terminates and the trustee must distribute the net proceeds of the sale to the purported transferee, except that the trustee may reduce the amount that is payable to the purported transferee by the amount of any dividends that we paid to the purported transferee prior to the discovery by us that the shares had been transferred to the trust and that are owed by the purported transferee to the trustee as described in this proposal. Any net sales proceeds in excess of the amount payable to the purported transferee shall be immediately paid to the charitable beneficiary, and any ordinary dividends held by the trustee with respect to such stock will be paid to the charitable beneficiary.

If we do not buy the shares, the trustee must within 20 days of receiving notice from us of the transfer of shares to the trust, sell the shares to a person or entity who could own the shares without violating the restrictions described in this proposal. Upon such a sale, the trustee must distribute to the purported transferee an amount equal to the lesser of (i) the price paid by the purported transferee for the shares or, if the purported transferee did not give value for the shares in connection with the event causing the shares to be held in trust (e.g., in the case of a gift, devise or other such transaction), the market price of the shares on the day of the event causing the shares to be held in the trust, and (ii) the sales proceeds (net of commissions and other expenses of sale) received by the trustee for the shares. The trustee may reduce the amount that is payable to the purported transferee by the amount of any dividends that we paid to the purported transferee before the discovery by us that the shares had been transferred to the trust and that are owed by the purported transferee to the trustee as described in this proposal. Any net sales proceeds in excess of the amount payable to the purported transferee will be immediately paid to the charitable beneficiary, together with any dividends held by the trustee with respect to such stock. In addition, if prior to discovery by us that shares of our capital stock have been transferred to a trust, such shares of stock are sold by a purported transferee, then such shares will be deemed to have been sold on behalf of the trust and, to the extent that the purported transferee received an amount for or in respect of such shares that exceeds the amount that such purported transferee was entitled to receive as described in this proposal, such excess amount shall be paid to the trustee upon demand. The purported transferee has no rights in the shares held by the trustee.

The trustee will be designated by us and must be unaffiliated with us and any purported transferee. Prior to the sale of any shares by the trust, the trustee will receive, in trust for the beneficiary, all distributions paid by us with respect to the shares and may also exercise all voting rights with respect to the shares. Subject to Delaware law, the trustee will have the authority (i) to rescind as void any vote cast by the purported transferee prior to our discovery that the shares have been transferred to the trust and (ii) to recast the vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary. However, if we have already taken irreversible corporate action, then the trustee will not have the authority to rescind and recast the vote.

In addition, if the Board or a committee thereof determines that a proposed or purported transfer would violate the restrictions on ownership and transfer of our capital stock set forth in the Amended and Restated Charter, the Board or a committee thereof may take such action as it deems advisable to refuse to give effect to or to prevent such violation, including but not limited to, causing us to redeem shares of our capital stock, refusing to give effect to the transfer on our books or instituting proceedings to enjoin the transfer.

These ownership limitations and transfer restrictions could have the effect of delaying, deferring or preventing a takeover or other transaction in which stockholders might receive a premium for their shares of our capital stock over the then prevailing market price or which stockholders might believe to be otherwise in their best interest.

Disclosure of Stock Ownership by Our Stockholders

Under the Amended and Restated Charter, within 30 days after the end of each taxable year, every owner of 5% or more (or such lower percentage as required by law) in number or value of the outstanding shares of any class or series of our capital stock would be required to provide us written notice of certain information as provided in the Amended and Restated Charter. In addition, each beneficial owner or constructive owner of our capital stock and any person

(including the stockholder of record) who holds shares of our capital stock for a beneficial owner or constructive owner will, upon demand, be required to provide us with such information as we may request in good faith in order to determine our qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance. If any person fails to provide the required information, the Board or a committee thereof may direct that all or a portion of such person’s shares be redeemed or transferred to a trust for the exclusive benefit of a designated charitable beneficiary.

Reasons for the Amendment

In the future, the Board may consider making an election for us to be taxed as a REIT for U.S. federal income tax purposes. A REIT is an entity entitled to special and beneficial U.S. federal income tax treatment, provided it satisfies various requirements relating to its organization, its ownership, its distributions and the nature of its assets and income. Among other requirements, a REIT generally must derive most of its income from real estate loans and real property and its assets predominantly must consist of such loans and real property. The entity must make a special election under the Code to be taxed as a REIT.

Subject to a number of significant exceptions, a corporation that qualifies as a REIT generally is not subject to U.S. federal income taxes on its income and gains that it distributes to its stockholders, reducing its corporate level income taxes and substantially eliminating the “double taxation” of corporate income. The reduction of corporate level taxes can allow companies to increase the value of their common stock. Additionally, REITs are required to distribute annually at least 90% of their REIT taxable income. To comply with this requirement, REITs often declare regular quarterly or monthly distributions. Accordingly, there may be beneficial consequences to stockholders if we were to make an election to be taxed as a REIT for U.S. federal income tax purposes.

For us to qualify as a REIT under the Code, among other things, our capital stock would need to be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year (other than the first year for which an election to be a REIT has been made). Additionally, not more than 50% of the value of the outstanding shares of our capital stock may be owned, directly or indirectly, by five or fewer "individuals" (as defined in the Code to include certain entities such as private foundations) during the last half of a taxable year (other than the first taxable year for which an election to be a REIT has been made). In addition, a person actually or constructively owning 10% or more of the vote or value of the outstanding shares of our capital stock could lead to a level of affiliation between us and one or more of our tenants that could disqualify our revenues from the affiliated tenants and possibly jeopardize or otherwise adversely impact any qualification as a REIT.

In order to provide flexibility for any future REIT election, the Board believes it is advisable for the Amended and Restated Charter to include provisions giving the Board the authority to make such a REIT election and restricting the ownership and transfer of shares of our capital stock to ensure we could satisfy the requirements for qualification as a REIT and to otherwise protect us from the adverse consequences for REITs under the Code that would arise from a concentration of ownership among our stockholders. Including ownership limitations in a REIT's charter is the most effective mechanism to monitor compliance with the above-described provisions of the Code. In order to proceed with a future REIT election, we must be able to monitor compliance with these requirements effectively. Furthermore, if we elect to be subject to tax as a REIT, any other mechanism to monitor compliance may not be as effective to maintain our status as a REIT.

Proposal 4E—Amendments to the Charter and Bylaws

Description of the Amendment

The Amended and Restated Charter would provide that any alteration, amendment or repeal of, or the adoption of any provision inconsistent with, the following provisions would require the approval of two-thirds of the shares entitled to vote thereon (voting together as one class): Article V (Amendments to the Bylaws), Article VII (Meetings of Stockholders), Article VIII (Limited Liability of Directors and Officers), Article IX (Indemnification), Article X (Exclusive Jurisdiction for Certain Actions), Article XII (REIT Transfer and Stock Ownership Restrictions) and Article XIII (Amendments to the Charter) (the “Charter Supermajority Voting Requirement”).

The Amended and Restated Charter would also change the required approval for stockholders to amend the bylaws. The Existing Charter provides that holders of a majority of the outstanding shares may amend the bylaws. For stockholder-amendments to the bylaws, the Amended and Restated Charter would require the approval of two-thirds of the shares entitled to vote thereon (the “Bylaws Supermajority Voting Requirement”). The Board will continue to have the authority to amend the bylaws without stockholder approval.

Finally, the Existing Charter requires the affirmative vote or consent of the holders of two-thirds of the outstanding shares of common stock present to amend the charter or bylaws in a way that reduces the priority of payment or amount payable to holders of shares of common stock upon liquidation or that would diminish or eliminate any voting rights of common stockholders (the “Amendment Approval Rights”). There is no similar restriction in the Amended and Restated Charter.

Reasons for the Amendment

The Board believes it is appropriate to adopt the Charter Supermajority Voting Requirement to protect key provisions of the Amended and Restated Charter. Amendments to provisions regarding bylaw amendments, stockholder meetings, the limited liability of directors and officers, indemnification and exclusive forum for certain actions could have a long-lasting effect on us, our corporate governance and our operations. Moreover, as noted above, transfer restrictions and ownership limitations are the most effective method for a REIT to ensure that it meets certain requirements under the Code. Accordingly, if we were to elect to be taxed as a REIT for U.S. federal income tax purposes, amendments to the restrictions on transfers and stock ownership could undermine our ability to qualify as a REIT and thereby could have an adverse effect on us and our stockholders. The Charter Supermajority Voting Requirement would avoid arbitrary amendments to such key provisions and prevent a simple majority of stockholders from taking actions that may be harmful to other stockholders. Moreover, the Charter Supermajority Voting Requirement would not apply to the vast majority of matters on which our stockholders could vote. Accordingly, the Board believes it is reasonable and appropriate to ensure that a broad consensus of stockholders agree that amendments to such key provisions are prudent and in the best interests of us and our stockholders.

The Board also believes it is appropriate to adopt the Bylaws Supermajority Voting Requirement. Similar to the Charter Supermajority Voting Requirement, the Bylaw Supermajority Voting Requirement will facilitate corporate governance stability by requiring broad stockholder consensus to effect stockholder changes to the bylaws, and in the process help protect minority stockholder interests.

Finally, the Board believes it is appropriate to remove the Amendment Approval Rights. The Amendment Approval Rights were reflected in the Existing Charter as a result of their inclusion in our predecessor’s charter. Since the initial Mergers (as defined below), the Nominating and Corporate Governance Committee and the Board, together with our management, have engaged in an ongoing review of the Company's corporate governance principles. The Board recognizes that the exclusion of approval rights of this type is consistent with charters of other public companies. In light of its review, the Board concluded that the elimination of the Amendment Approval Rights will allow the Board more flexibility in adjusting corporate governance practices.

Proposal 4F—Amendments for Modernization and Customary Provisions of Charters of Public Companies

The Board believes that the following amendments reflected in the Amended and Restated Charter are appropriate to modernize the charter and conform the charter to customary provisions of charters of public companies:

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No Preemptive Rights. The Amended and Restated Charter would clarify that holders of common stock do not have any preemptive rights to subscribe for any shares of capital stock in the future.
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Stockholder Actions. The Amended and Restated Charter would provide that, generally, any action required or permitted to be taken by the holders of capital stock must be effected at a duly called annual or special meeting of such holders. However, the Amended and Restated Charter would allow stockholders to take action through a written consent or written consents signed by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting so long as such action was approved in advance by the Board and submitted by the Board to the stockholders for adoption.

•
Director Elections, Board Vacancies and Removal of Directors. The Amended and Restated Charter would provide that directors must be elected at each annual meeting of stockholders for a term expiring at the next succeeding annual meeting. Under the Amended and Restated Charter, any newly created directorships and vacancies on the Board will be filled only by a majority of the directors or by a sole remaining director. As to removal, the Amended and Restated Charter would provide that directors generally may be removed with or without cause by the holders of at least a majority of the shares entitled to vote generally in the election of directors, voting together as a single class.
•
Limited Liability of Directors and Officers. The Amended and Restated Charter would provide that the limitation of liability set forth therein applies to officers as well as directors. Additionally, the Amended and Restated Charter would clarify that (i) to the extent the DGCL or any other Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, the liability of a director or officer will be limited to fullest extent then permitted by such law (except as otherwise excluded by the Amended and Restated Charter) and (ii) any amendment to the Amended and Restated Charter or any modification of law inconsistent with the existing provisions of the Amended and Restated Charter will not apply retrospectively to eliminate, reduce or otherwise adversely affect any right or protection of a current or former director or officer.
•
Indemnification. The Amended and Restated Charter would provide for the indemnification of our employees and agents to the same extent as directors and officers. Similar to the limitation of liability discussed above, the indemnification provision in the Amended and Restated Charter would clarify that the amendment or repeal of the indemnification provision or the adoption of any inconsistent provisions in a future amendment to the Amended and Restated Charter would not have retrospective effect to eliminate or reduce indemnification for any matter occurring prior to such change.
•
Removal of Provisions Related to Net Operating Loss Carryforwards. The Amended and Restated Charter would exclude certain provisions in the Existing Charter restricting transfers and limiting ownership of our capital stock that would have the possibility of limiting our use of net operating loss carry forwards or built-in losses because we have determined that such provisions are no longer necessary.
•
Removal of Provisions Regarding Termination of the Company. The Amended and Restated Charter would not include provisions in the Existing Charter regarding the procedures for the termination of the Company (instead the termination of the Company would be governed by the DGCL’s detailed procedures regarding the dissolution of a corporation and the required approvals therefor).

Vote Required and Recommendation

The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve each of the Advisory Charter Proposals. For purposes of the approval of the Advisory Charter Proposals, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

In accordance with SEC guidance, these proposals are being presented separately and will be voted upon on a non-binding, advisory basis. In the judgment of the Board, these provisions are appropriate to simplify and clarify many amendments to the Existing Charter over the last approximately 35 years and address the needs of the Company in the future. Accordingly, regardless of the outcome of the non-binding, advisory vote on these proposals, we intend to adopt the Amended and Restated Charter, assuming the approval and adoption of the Amended and Restated Charter pursuant to Proposal 3.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ADVISORY CHARTER PROPOSALS.

CORPORATE GOVERNANCE AND BOARD MATTERS

Members of the Board of Directors

The following table sets forth the name and age of each of our current directors, indicating all positions and offices with us currently held by the director.

Name	Age	Position(s)	Director Since
Michael Z. Jacoby	60	Chairman and Chief Executive Officer	2019
Vineet P. Bedi	40	Director	2019
Donna Brandin	66	Director	2022
Jeffrey H. Foster	60	Director	2019
Daniel J.W. Neal	65	Director	2019
Noah Shore	50	Director	2022
Samuel M. Spiritos	61	Director	2019
Thomas M. Yockey	68	Director	2019

Set forth below are descriptions of the backgrounds of Mr. Bedi and Ms. Brandin. The backgrounds of Messrs. Jacoby, Foster, Neal, Shore, Spiritos and Yockey are described above under “Proposal 1: Election of Directors.”

Vineet P. Bedi. Mr. Bedi has served as a director of the Company since May 2018. Mr. Bedi has nearly 20 years of experience in real estate investing, private equity, capital markets and public securities investing. Mr. Bedi currently serves as Chief Investment Officer for The W Group since January 2023. Mr. Bedi also currently serves as the Founder and Managing Partner of KRV Capital, LP since January 2016. Mr. Bedi currently serves as an Adjunct Professor of Finance at the NYU-Stern School of Business since September 2017. Previously, Mr. Bedi served as Chief Strategy Officer of Invesque Inc. (TSX: IVQ.U, IVQ) from February 2019 to May 2022. Prior, Mr. Bedi was the Founder, Managing Partner and Chief Investment Officer of Booth Park Capital Management, LLC, an alternative asset management firm investing in real estate related securities, from 2013 to 2015. Previously, Mr. Bedi served as a Managing Director and Portfolio Manager at Guggenheim Partners from 2012 to 2013, where he managed an opportunistic portfolio in the public REIT and private real estate markets. Prior to that, Mr. Bedi was a Principal and senior investment professional at High Rise Capital Management, LLC, a multi-billion dollar real estate securities fund investing in the public REIT and private real estate markets, from 2006 to 2011. Mr. Bedi began his career in the investment banking and proprietary trading groups at Bank of America Merrill Lynch and has held senior investment related positions with Carlson Capital, LP and Schonfeld Group Holdings. Mr. Bedi also serves as an advisor for various public and private real estate and real estate related entities. Mr. Bedi is a graduate of the NYU-Stern School of Business and is a CFA Charterholder.

Mr. Bedi is not standing for re-election at the Annual Meeting.

Donna Brandin. Ms. Brandin has served as a director of the Company since January 2022. Since January 2018, Ms. Brandin has served on the board of directors of Nuveen Global Cities REIT, Inc., a public, non-listed REIT as the chairperson of the Audit Committee. Since December 2021, Ms. Brandin also has served on the board of directors of CION Man Residential REIT Inc., a non-public REIT as the chair of the Audit Committee. From April 2008 to June 2018, she served as the Executive Vice President, Chief Financial Officer and Treasurer of the Lightstone Group. In addition, during this time period she served as Chief Financial Officer, Treasurer and Principal Accounting Officer of five public, non-listed REITs sponsored by the Lightstone Group. From October 2014 to June 2018, Ms. Brandin served as a director of Lightstone Enterprises Limited. From October 2019 to October 2021, Ms. Brandin served on the strategic advisory board of eRESI for a Prominent NYC Family Office, a company focused on launching investment products based on a technology efficient platform. From July 2019 to May 2021, Ms. Brandin served on the board of directors of Invesque Inc. (TSX: IVQ), a healthcare real estate company, where she served as chair of the Audit Committee. Prior to joining the Lightstone Group in April 2008, Ms. Brandin held the position of Executive Vice President and Chief Financial Officer of US Power Generation from September 2007 through November 2007. From July 2004 to September 2007, Ms. Brandin was the Executive Vice President and Chief Financial Officer of Equity Residential (NYSE: EQR), the largest publicly traded multifamily REIT in the country. Ms. Brandin holds a B.S. in Business Administration: Accounting from Kutztown University and a Master’s degree in Finance from St.

Louis University. In 2021, Ms. Brandin completed the Corporate Directors Certificate Program at Harvard Business School of Executive Education.

Ms. Brandin is not standing for re-election at the Annual Meeting.

Corporate Governance Profile

We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

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our Board is not classified, with each of our directors subject to re-election annually;
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of the eight persons who currently serve on our Board, our Board determined that four of our directors satisfy the standards for independence of the OTCQX and Rule 10A-3 under the Exchange Act;
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at least one of our directors qualifies as an “Audit Committee financial expert” as defined by the SEC;
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we comply with the requirements of the OTCQX eligibility standards and our audit committee is comprised solely of independent directors;
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we do not have a stockholder rights plan; and
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our Policy on Inside Information and Insider Trading prohibits our directors, officers and employees from (A) entering into any hedging or monetization transactions with respect to our securities, such as prepaid variable forwards, equity swaps, collars and exchange funds, (B) trading in call or put options involving our securities and other derivative securities, (C) engaging in short sales of our securities or (D) holding our securities in a margin account.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Board Committees

Our Board has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the eligibility requirements and other rules and regulations of the OTCQX, as amended or modified from time to time, and the Audit Committee is comprised solely of independent directors. Additionally, our Board may from time to time establish certain other committees to facilitate the management of our company.

The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Michael Z. Jacoby
Vineet P. Bedi	X		X
Donna Brandin
Jeffrey H. Foster	X (Chair)	X
Daniel J.W. Neal	X		X
Noah Shore
Samuel M. Spiritos		X	X (Chair)
Thomas M. Yockey		X (Chair)	X

Audit Committee

The Audit Committee is comprised of Messrs. Bedi, Neal and Foster. Mr. Foster, the chairman of our Audit Committee, qualifies as an “audit committee financial expert” as that term is defined by the SEC. The Board has determined that each of the directors serving on our Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the OTCQX eligibility standards. We adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:

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our accounting and financial reporting processes;
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the integrity of our consolidated financial statements and financial reporting process;
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our systems of disclosure controls and procedures and internal control over financial reporting;
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our compliance with financial, legal and regulatory requirements;
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the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;
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the performance of our internal audit function; and
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our overall risk profile.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement.

During the fiscal year ended December 31, 2022, the Audit Committee met eight times, including telephonic meetings.

Compensation Committee

The Compensation Committee is comprised of Messrs. Foster, Spiritos and Yockey, with Mr. Yockey serving as the chair. The Board has determined that Mr. Foster is “independent” within the meaning of the applicable rules of the SEC and the OTCQX eligibility standards. We adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

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reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration of our chief executive officer based on such evaluation;

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reviewing and approving the compensation of all of our other officers;
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reviewing our executive compensation policies and plans;
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implementing and administering our incentive compensation equity-based remuneration plans;
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assisting management in complying with our proxy statement and annual report disclosure requirements; and
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to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual proxy statement.

During the fiscal year ended December 31, 2022, the Compensation Committee met four times, including telephonic meetings.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of Messrs. Bedi, Neal, Spiritos and Yockey, with Mr. Spiritos serving as the chair. The Board has determined that Messrs. Bedi and Neal are “independent” within the meaning of the applicable rules of the SEC and the OTCQX eligibility standards. We adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:

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identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the annual meeting of stockholders;
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developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;
•
reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;
•
annually facilitating the assessment of the Board’s performance as a whole and of the individual directors; and
•
overseeing the Board’s evaluation of management.

In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of relevant experience, expertise and background.

The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December 31, 2022.

Director Selection Process

The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to our Board of nominees for election as directors. In assessing candidates for election to our Board, the Nominating and Corporate Governance Committee takes into account such factors as it deems appropriate, including, among others, familiarity with our industry, broad experience in business, finance or administration, diversity of both background and experience, areas of expertise and other factors relative to the overall composition of the Board. In addition, the Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board.

Applying the criteria described above, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for election to the Board. Taking the Nominating and Corporate

Governance Committee’s recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual stockholders’ meeting.

Stockholders wishing to recommend individuals for consideration as directors must provide written notice of the nomination to our Secretary, no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of our Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters—Stockholder Proposals and Nominations for the 2024 Annual Meeting.”

Code of Ethics

The Board established the Code of Ethics for Chief Executive Officer and Senior Financial Officers, which applies to our chief executive officer, chief financial officer, chief accounting officer and controller, or persons performing similar functions. Among other matters, the Code of Ethics for Chief Executive Officer and Senior Financial Officers is designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;
•
compliance with applicable laws, rules and regulations;
•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and
•
accountability for adherence to the code.

Any changes to the code, and any waivers granted by us with respect to the code, will be posted on our website.

Availability of Corporate Governance Materials

Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Ethics for Chief Executive Officer and Senior Financial Officers on our website at www.investors.broadstreetrealty.com under the Governance tab and these documents are available in print to any stockholder who sends a written request to such effect to Secretary, 7250 Woodmont Ave, Suite 350, Bethesda, MD, 20814.

Independence of Directors

OTCQX eligibility requirements require OTCQX-traded companies to have at least two independent Board members and an audit committee, with a majority of the members being independent. Under the OTCQX eligibility standards, no director of a company qualifies as “independent” unless the board of directors of the company affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out their responsibilities as a director.

The Board currently has eight directors, four of whom our Board affirmatively has determined, after broadly considering all relevant facts and circumstances, to be “independent” under the eligibility standards of the OTCQX and under applicable rules of the SEC. The Board affirmatively has determined that each of the following directors is independent under these standards: Messrs. Bedi, Foster and Neal and Ms. Brandin. The Board also affirmatively determined that, if elected as a director at the Annual Meeting, Mr. Walraven would qualify as an independent director under the eligibility standards of the OTCQX and under applicable rules of the SEC.

Board Leadership Structure

Combined Chairman and Chief Executive Officer Positions

Mr. Jacoby serves as the Chairman of the Board and Chief Executive Officer. The Board has reviewed its current leadership structure and has determined that the use of the combined Chairman and Chief Executive Officer positions, is currently the most appropriate and effective leadership structure for the Company. Mr. Jacoby has been involved in the real estate industry for more than 30 years. As the individual primarily responsible for the day-to-day management of business operations, he is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues, which enables the Board to have direct access to information related to the day-to-day management of business operations.

No Lead Independent Director

We do not have a lead independent director. Given the limited number of executive officers, the Board has determined that a lead independent director is currently not necessary. Moreover, the Board believes, for the reasons set forth below, that our existing corporate governance practices achieve independent oversight and management accountability. We encourage our independent directors to freely voice their opinions, and our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, our executive officers. As discussed above, four of our directors are independent directors. Each director is an equal participant in decisions made by the full Board.

Board and Committee Meetings

During the fiscal year ended December 31, 2022, the Board met 14 times, including telephonic meetings. Each director then serving attended at least 75% of the applicable Board meetings and committee meetings during this time.

Annual Meeting Attendance

Pursuant to the policy set forth in our Corporate Governance Guidelines, each director is expected to attend the Annual Meeting. We did not hold an annual meeting of stockholders in 2022.

Executive Sessions of Non-Management Directors

Pursuant to our Corporate Governance Guidelines, in order to promote open discussion among non-management directors, our non-management directors meet in executive sessions without management participation regularly. The non-management directors appoint one of the non-management directors to preside at such executive sessions.

Communications with the Board

Stockholders and other interested parties may communicate with the Board by sending written correspondence to the “Audit Committee Chair” c/o the Secretary of Broad Street Realty, Inc., 7250 Woodmont Ave, Suite 350, Bethesda, MD, 20814, who will then directly forward such correspondence to the chair of the Audit Committee. The Audit Committee chair will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Director Compensation

The Board has adopted a director compensation policy for non-employee directors, effective as of January 16, 2020. The policy provides for the compensation of non-employee directors with cash and equity compensation. Under the policy, each non-employee director will receive an annual board service retainer of $35,000 paid in cash and a grant of $50,000 in restricted shares of our common stock, which are expected to vest one year after the date of grant, subject to continued service on such date. The chairperson of our Audit Committee will receive an additional annual committee chair service retainer of $20,000. Other members of our Audit Committee, our Compensation Committee and our Nominating and Corporate Governance Committee will receive additional annual cash retainers of $4,000 for each such committee of which they are a member. Each non-employee director may elect to receive up to 100% of his annual cash retainers in shares of our common stock. We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the Board or any committee thereof.

For the fiscal year ended December 31, 2021, the Compensation Committee determined to pay all retainers in shares of our common stock, which grants were made on January 3, 2022, along with the 2021 annual grant of common stock. The 2022 annual grant of common stock was made on January 3, 2023.

The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2022, other than Mr. Jacoby, who received no separate compensation for his service as a director. For information on the compensation of Mr. Jacoby, please refer to “Executive Compensation—Summary Compensation Table.”

Name	Fees Paid in Cash		Stock Awards (1)	Total
Vineet P. Bedi	$43,000		$74,076	$117,076
Joseph Bencivenga (2)	1,192	(3)	70,892	72,084
Donna Brandin	33,931		—	33,931
Jeffrey H. Foster	59,000	(4)	86,822	145,822
Daniel J.W. Neal	43,000		74,076	117,076
Noah Shore (5)	—		—	—
Samuel M. Spiritos	43,000	(6)	74,076	117,076
Thomas M. Yockey	43,000		74,076	117,076
(1)
Represents the grant date fair value of awards of shares of common stock granted on January 3, 2022 under our Amended and Restated 2020 Equity Incentive Plan (the “Plan”), which grants were in respect of each director’s 2021 annual grant of common stock and retainers.
(2)
Mr. Bencivenga resigned from the Board on January 11, 2022.
(3)
Includes $1,192 of annual cash retainers, which the director elected to receive in fully vested shares of common stock under the Plan in lieu of cash payments, in accordance with the director compensation policy described above.
(4)
Includes $14,750 of annual cash retainers, which the director elected to receive in fully vested shares of common stock under the Plan in lieu of cash payments, in accordance with the director compensation policy described above.
(5)
Pursuant to the Fortress Governance Agreement, Mr. Shore was designated as a director by the Fortress Member and does not receive any compensation for his service as director.
(6)
Includes $43,000 of annual cash retainers, which the director elected to receive in fully vested shares of common stock under the Plan in lieu of cash payments, in accordance with the director compensation policy described above.

EXECUTIVE OFFICERS

The following table sets forth information regarding our executive officers:

Name	Age	Position(s)
Michael Z. Jacoby	60	Chairman and Chief Executive Officer
Alexander Topchy	52	Chief Financial Officer and Secretary

Set forth below is a description of the background of Mr. Topchy. Mr. Jacoby’s background is described above under “Proposal 1: Election of Directors.”

Alexander Topchy. Mr. Topchy has served as the Chief Financial Officer and Secretary of the Company since December 2019. Mr. Topchy served as the chief financial officer of BSR from 2009 to December 2019. Prior to joining BSR, from 2003 to 2006, Mr. Topchy was Vice President of Finance at EastBanc, Inc., a real estate developer based in Washington, D.C., engaged in repositioning high-street retail properties and developing ground up luxury residential condominiums. While at EastBanc, Mr. Topchy coordinated with foreign financial partners, investors, and lenders, and performed financial feasibility studies for all of EastBanc’s investments. Prior to EastBanc, he worked as a Senior Financial Analyst at Core Location, LLC, performing financial analysis for development projects, including two major technology centers. Mr. Topchy began his career at The Clark Construction Group, where he gained experience in project management and contract negotiation. Mr. Topchy has an M.B.A. in Finance and International Business from the University of Maryland's Robert H. Smith School of Business, and a B.S. in Civil and Environmental Engineering from Cornell University. He is a member of the CFA Institute and the CFA Society Washington, D.C., and has been a CFA Charterholder since 2004. Mr. Topchy previously served as Treasurer from 2017 to 2019 and as Director from 2016 to 2017 for the CFA Society Washington, D.C., Board of Directors.

EXECUTIVE COMPENSATION

The following provides compensation information pursuant to the scaled disclosure rules applicable to smaller reporting companies under SEC rules.

Our named executive officers (“NEOs”) for the year ended December 31, 2022 were Michael Z. Jacoby, our Chief Executive Officer, and Alexander Topchy, our Chief Financial Officer.

Summary Compensation Table

The following table sets forth information regarding compensation earned with respect to the years ended December 31, 2022 and 2021 by our NEOs, which include our Chief Executive Officer and our Chief Financial Officer. See “—Employment Agreements” below.

Name and Principal Position	Year	Salary	Stock Awards (1)		Non-Equity Incentive Plan Compensation (2)		All Other Compensation (3)	Total
Michael Z. Jacoby	2022	$400,000	$119,999	(4)	$395,000	(5)	$28,421	$943,420
Chief Executive Officer	2021	400,000	3,307,559	(6)	377,204		29,718	4,114,481

Alexander Topchy	2022	$225,000	$40,000	(7)	$111,000		$29,095	$405,095
Chief Financial Officer and Secretary	2021	225,000	1,020,349	(8)	106,089		25,000	1,376,438
(1)
Represents the grant date fair value of awards of restricted shares of common stock and performance-based restricted stock units ("RSUs"), as computed under Accounting Standards Codification Topic 718.
(2)
The amounts reported in the "Non-Equity Incentive Plan Compensation" column reflect the amounts earned by and paid to Messrs. Jacoby and Topchy under the cash bonus plan approved by the Compensation Committee. For additional details, see the section titled “—Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year End—Cash Bonuses” below.
(3)
The amounts for 2022 include (i) insurance premiums for family members (Mr. Jacoby—$9,171; Mr. Topchy—$16,895), (ii) $19,250 car allowance for Mr. Jacoby and (iii) $12,200 401(k) match for Mr. Topchy.
(4)
Consists of 54,545 restricted shares of common stock that were granted on April 1, 2022, which vest ratably on January 1, 2023, 2024 and 2025, subject to Mr. Jacoby's continued employment on such dates and the terms of his employment agreement.
(5)
Includes 254,839 shares of common stock granted to Mr. Jacoby in lieu of cash payment of 50% of his cash bonus pursuant to the cash bonus plan approved by the Compensation Committee.
(6)
Consists of (i) 43,605 restricted shares of common stock that were granted on October 1, 2021, which vest ratably on January 1, 2022, 2023 and 2024, subject to Mr. Jacoby's continued employment on such dates and the terms of his employment agreement, and (ii) a target number of 755,814 RSUs scheduled to vest, if at all, based on performance during a performance period ending December 31, 2025. This award value includes the value of RSUs granted to Mr. Jacoby based on target performance ($3,204,651). Assuming maximum performance, the grant date fair value of the RSUs granted to Mr. Jacoby is $9,613,954.
(7)
Consists of 18,182 restricted shares of common stock that were granted on April 1, 2022, which vest ratably on January 1, 2023, 2024 and 2025, subject to Mr. Topchy's continued employment on such dates and the terms of his employment agreement.
(8)
Consists of (i) 14,535 restricted shares of common stock that were granted on October 1, 2021, which vest ratably on January 1, 2022, 2023 and 2024, subject to Mr. Topchy's continued employment on such dates and the terms of his employment agreement, and (ii) a target number of 232,558 RSUs scheduled to vest, if at all, based on performance during a performance period ending December 31, 2025. This award value includes the value of RSUs granted to Mr. Topchy based on target performance ($986,046). Assuming maximum performance, the grant date fair value of the RSUs granted to Mr. Topchy is $2,958,138.

Outstanding Equity Awards at Fiscal Year-End

The following table shows all outstanding equity awards held by the NEOs at December 31, 2022.

Name	Number of Shares That Have Not Vested (#) (1)	Market Value of Shares That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units That Have Not Vested ($) (2)
Michael Z. Jacoby	83,615	$120,406	755,814	$1,088,372
Alexander Topchy	27,872	$40,136	232,558	$334,884
(1)
Represents shares of time-vesting restricted shares of common stock, which vest ratably on January 1, 2023, 2024 and 2025, subject to the executive's continued employment on such dates and the terms of his employment agreement.
(2)
The market value is determined by multiplying the number of restricted shares or RSUs, as applicable, by $1.44, the closing trading price of common stock on the OTCQX on December 31, 2022, the last day of the fiscal year.
(3)
Represents RSUs that are scheduled to vest, if at all, based on performance during a performance period ending December 31, 2025, subject to the executive's continued employment on such date and the terms of his employment agreement. The number of RSUs assumes that threshold performance (50%) has been achieved. The actual number of RSUs that will vest at the end of the performance period ranges from 0% to 300%.

Narrative to Summary Compensation Table and Outstanding Equity Awards at Fiscal Year-End

Restricted Shares of Common Stock and RSUs

In March 2022, upon recommendation from the Compensation Committee, the Board approved the following grants under the Plan, in each case with an effective grant date of April 1, 2022: 54,545 and 18,182 restricted shares of the Company’s common stock to Messrs. Jacoby and Topchy, respectively, which are scheduled to vest ratably over a three-year period beginning on January 1, 2023, subject to such executive’s continued service on such dates and the terms of such executive’s employment agreement and a restricted stock award agreement previously approved by the Board.

In September 2021, upon recommendation from the Compensation Committee, the Board approved the following grants under the Plan, in each case with an effective grant date of October 1, 2021: (i) 43,605 and 14,535 restricted shares of the Company’s common stock to Messrs. Jacoby and Topchy, respectively, which are scheduled to vest ratably over a three-year period beginning on January 1, 2022, subject to such executive’s continued service on such dates and the terms of such executive’s employment agreement and a restricted stock award agreement previously approved by the Board; and (ii) RSUs with a target number of RSUs of 755,814 and 232,558 to Messrs. Jacoby and Topchy, respectively. The grants of the RSUs were made pursuant to performance award of stock units agreements (each, an “RSU Award Agreement”).

Subject to the executive’s continued service on such date and certain exceptions set forth in the RSU Award Agreement, the RSUs will vest based on the Company’s Implied Equity Market Capitalization (as defined in the RSU Award Agreement) at the end of the performance period ending on December 31, 2024, according to the following schedule:

Performance Level	Implied Equity Market Capitalization	% of "Target Award" that Vests
Threshold	$118,000,000	50%
Target	$200,000,000	100%
Stretch	$300,000,000	200%
Outperform	$400,000,000	300%

If, however, the maximum amount of the award is not earned as of December 31, 2024, the remaining RSUs may be earned based on the Company’s Implied Equity Market Capitalization as of December 31, 2025. To the extent performance is between any two designated amounts, the percentage of the target award earned will be determined using a straight-line linear interpolation between the two designated amounts.

Cash Bonuses

For 2022, the Compensation Committee approved a cash bonus plan for Messrs. Jacoby and Topchy, with the amount of each officer’s cash bonus dependent on the achievement of certain pre‑established goals determined by the Compensation Committee, including the Company’s 2022 revenue and general and administrative expense, as well as certain strategic and individual goals. The range of the 2022 cash bonuses were based on the following threshold, target and stretch amounts, as a percentage of each executive’s base salary: Mr. Jacoby – 75% (threshold), 100% (target) and 125% (stretch); and Mr. Topchy – 37.5% (threshold), 50% (target) and 62.5% (stretch). Based on the Compensation Committee’s review of the performance of Messrs. Jacoby and Topchy in relation to the pre-determined goals, on March 29, 2023, the Compensation Committee approved bonuses for Messrs. Jacoby and Topchy in the amounts of $395,000 and $111,000, respectively. Mr. Jacoby was granted 254,839 shares of common stock as a result of his election to receive common stock in lieu of cash payment of 50% of his bonus. Mr. Jacoby’s and Mr. Topchy’s bonuses were otherwise paid in cash. These amounts are reported in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table in this Proxy Statement.

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and certain financial performance of the Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the compensation committee view the link between the Company’s performance and its NEO pay.

The table below presents information on the compensation of our principal executive officer (“PEO”) and our other NEO in comparison to certain performance metrics for 2022 and 2021. The metrics are not those that the compensation committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. Per SEC rules, CAP is calculated by adjusting the Summary Compensation Table total values for the applicable year as described in the footnotes to the table below:

Year	Summary Compensation Table Total for PEO (1), (2)	Compensation Actually Paid to PEO (3)	Summary Compensation Table Total for non-PEO NEO (1), (2)	Compensation Actually Paid to non-PEO NEO (4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Returns (5)	Company Net Loss for the Year (6)
2022	$943,420	$(1,528,209)	$405,095	$(347,339)	$99.90	$(16,273,000)
2021	4,114,481	4,538,149	1,376,438	1,517,151	105.73	(10,744,000)

(1)
In both 2022 and 2021, Michael Z. Jacoby, our Chief Executive Officer, was the Principal Executive Officer (“PEO”), and the only non-PEO NEO was Alexander Topchy, our Chief Financial Officer and Secretary.
(2)
Reported pay based on total compensation reported in the Summary Compensation Table. Reported pay for 2022 and 2021 includes the grant date fair value of awards of restricted shares of common stock and RSUs, as computed under Accounting Standards Codification Topic 718.
(3)
Represents the amount of “compensation actually paid” to the PEO, as computed in accordance with SEC rules and does not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

	2022	2021
Summary Compensation Table	$943,420	$4,114,481
Less: Value of stock awards reported in summary compensation table	(119,999)	(3,307,559)
Less: Value of non-equity incentive plan reported in summary compensation table	(395,000)	(377,204)
Plus: Year-end fair value of outstanding and unvested equity awards granted in the year	78,545	117,734
Plus: Year-over-year change in fair value of outstanding and unvested equity awards granted in prior periods	(2,016,861)	3,990,698
Plus: Year-over-year change in fair value of equity awards granted in prior years that vested in the year	(18,314)	—
Compensation Actually Paid to PEO	$(1,528,209)	$4,538,149

(4)
Represents the amount of “compensation actually paid” to the NEO, as computed in accordance with SEC rules and does not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

	2022	2021
Summary Compensation Table	$405,095	$1,376,438
Less: Value of stock awards reported in summary compensation table	(40,000)	(1,020,349)
Less: Value of non-equity incentive plan reported in summary compensation table	(111,000)	(106,089)
Plus: Year-end fair value of outstanding and unvested equity awards granted in the year	26,182	39,245
Plus: Year-over-year change in fair value of outstanding and unvested equity awards granted in prior periods	(621,511)	1,227,906
Plus: Year-over-year change in fair value of equity awards granted in prior years that vested in the year	(6,105)	—
Compensation Actually Paid to Non-PEO NEO's	$(347,339)	$1,517,151

(5)
Cumulative Total Shareholder Return (“TSR”) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period assuming dividend reinvestment (the Company has not declared a dividend during the prior two fiscal years), and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.
(6)
Represents the amount of net loss as reported in the Company’s audited financial statements for the applicable year.

Relationship between CAP and Financial Measures

In accordance with Item 402(v) of Regulation S-K, we are providing the following description of the relationships between information presented in the Pay Versus Performance table on CAP and each of TSR and net loss. The compensation actually paid to our PEO and NEO during the periods presented are positively correlated.

As illustrated in the above table, for 2022, the Summary Compensation Table totals for our PEO and non-PEO NEO were $943,420 and $405,095, respectively, whereas the amounts actually paid to our PEO and non-PEO NEO based on CAP were $(1,528,209) and $(347,339), respectively. Our TSR and our PEO's and non-PEO NEO's CAP declined primarily due to a decrease in stock price in 2022 compared to 2021, which impacted the fair value of the unvested restricted stock and RSUs.

For 2021, the Summary Compensation Table totals for our PEO and non-PEO NEO were $4,114,481 and $1,376,438, respectively, whereas the amounts actually paid to our PEO and non-PEO NEO based on CAP were $4,538,149 and $1,517,151, respectively. During such period, the TSR of our common stock was $105.73, which reflected an increase of 5.7%.

In 2022, our net loss increased 51% compared to 2021 primarily due to (i) an increase in interest expense related to debt that was assumed or originated in connection with six properties that were acquired during 2022 and 2021 and additional net borrowings, (ii) a decrease in gain on extinguishment of debt and (iii) a net decrease in operating loss.

We generally do not utilize TSR and net loss in our executive compensation program.

Employment Agreements

On December 27, 2019, Mr. Jacoby and Mr. Topchy entered into employment agreements with the Company and Broad Street Operating Partnership, LP, the Company’s operating partnership (the “Operating Partnership”).

The employment agreements each had initial three-year terms with automatic one-year renewals thereafter, unless the executive or the Company provides timely notice of non-renewal to the other party. Mr. Jacoby’s employment agreement provides for a base salary of $400,000 per year and Mr. Topchy’s employment agreement provides for a base salary of $215,000 per year, both of which may be adjusted from time to time. Each employment agreement provides the executive with an annual bonus opportunity, which may be adjusted annually at the discretion of the Compensation Committee. The executive will also be eligible to receive equity-based incentives, as determined by the Compensation Committee, or by the Board in the absence of a compensation committee, and participate in other compensatory and benefit plans generally available to all employees.

The employment agreements provide that, if the executive’s employment is terminated:

•
by the Company for “cause” (as defined in the employment agreements), by the executive without “good reason” (as defined in the employment agreements), as a result of a non-renewal of the employment term by the executive, or due to the executive’s death, then the executive will receive the following payments (the “Accrued Benefits”): (i) all accrued but unpaid wages through the termination date; (ii) all accrued but unused vacation through the termination date; and (iii) all approved, but unreimbursed, business expenses;
•
by the Company without “cause,” by the executive for “good reason,” or as a result of a non-renewal of the employment term by us, then the executive will receive (in addition to the Accrued Benefits): (i) any earned but unpaid bonus relating to the bonus year completed prior to the date of termination; (ii) COBRA continuation coverage premiums required for the coverage of the executive (and his eligible dependents) under the Company’s medical group health plan for a period of 18 months, or until the executive is employed by a third party that provides comparable coverage at no cost to the executive; and (iii) a separation payment payable in equal installments over a period of 12 months following the termination equal to the sum of three times (3x) for Mr. Jacoby, and two times (2x) for Mr. Topchy of their (A) then current base salary and (B) average annual bonus for the two completed annual bonus periods immediately preceding the termination (if the termination occurs before completion of two years, the bonus amount is based on the executive’s target bonus for any non-completed fiscal year, together, if applicable, with the annual bonus earned for any completed year, with partial year amounts annualized); or
•
due to the executive’s “disability” (as defined in the employment agreements), then the executive (or his estate and/or beneficiaries, as the case may be) will receive (in addition to the Accrued Benefits): (i) any earned but unpaid bonus relating to the bonus year completed prior to the date of termination and (ii) COBRA continuation coverage premiums required for the coverage of the executive (or his eligible dependents) under the Company’s medical group health plan, for a period of 18 months or until the executive is employed by a third party that provides comparable coverage at no cost to the executive.

Additionally, in the event of a change in control (as defined in the employment agreements), or if the executive’s employment is terminated by the Company without “cause,” by the executive for “good reason” or as a result of a non-renewal of the employment term by us, all of the executive’s outstanding unvested equity-based awards will vest and become immediately exercisable and unrestricted.

The executive’s right to receive the severance payments and benefits described above is subject to his delivery and non-revocation of an effective general release of claims in favor of the Company and compliance with customary restrictive covenant provisions, including, relating to confidentiality, noncompetition, nonsolicitation, cooperation and nondisparagement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is currently composed of Messrs. Bedi, Neal and Foster, with Mr. Foster serving as its chairperson. The members of the Audit Committee are appointed by and serve at the discretion of the Board of Directors.

One of the principal purposes of the Audit Committee is to assist the Board of Directors in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2022 with our management.

The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received both the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by BDO USA, LLP are compatible with maintaining the independence of BDO USA, LLP from management and the Company.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for 2022 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

Jeffrey H. Foster (Chairperson)

Vineet P. Bedi

Daniel J.W. Neal

The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PRINCIPAL STOCKHOLDERS

The following table sets forth the beneficial ownership of our common stock as of September 5, 2023 for:

•
each person, or group of affiliated person, who is known by us to beneficially own more than 5% of our common stock;
•
each of our named executive officers;
•
each of our directors and director nominees; and
•
all of our executive officers and directors as a group.

The percentage ownership information shown in the table below is based upon 33,135,490 shares of common stock and 5,560,296 units of limited partnership interest (“OP units”) in the Operating Partnership (not including OP units held by us) outstanding as of September 5, 2023.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, these rules require that we include shares of common stock issuable pursuant to the vesting of restricted stock units and the exercise of stock options and warrants that are either immediately exercisable or exercisable within 60 days of September 5, 2023. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

The address for persons listed in the table is c/o Broad Street Realty, Inc., 7250 Woodmont Ave, Suite 350, Bethesda, Maryland 20814.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of All Shares	Number of OP Units Beneficially Owned	Percentage of All Shares and OP Units
Named executive officers and directors:
Michael Z. Jacoby	3,238,943	(1)	9.8%	1,090,104	11.2%
Thomas M. Yockey	2,612,720		7.9%	653,822	8.4%
Vineet P. Bedi	66,570		*	—	*
Donna Brandin	25,000		*	—	*
Jeffrey H. Foster	132,521		*	33,810	*
Daniel J.W. Neal (2)	1,006,420		3.0%	202,861	3.1%
Noah Shore	—		—	—	—
Samuel M. Spiritos	189,587	(3)	*	—	*
Alexander Topchy	236,003		*	79,995	*
Jeffery C. Walraven	—		—	—	—

All current executive officers and directors as a group (9 persons)	7,507,764		22.7%	2,060,592	24.7%

More than 5% Beneficial Owners
CF Flyer Mezz Holdings LLC (4)	2,560,000	(5)	7.7%	—	—

* Represents beneficial ownership of less than 1%

(1)
Includes 11,900 shares held by Mr. Jacoby’s spouse, for which Mr. Jacoby disclaims beneficial ownership.

(2)
Includes 37,255 shares and 33,810 Class A common OP units (“Common OP units”) held by ABL, LLC, a limited liability company of which Mr. Neal is the managing member, and 29,554 shares held by an account for Mr. Neal's child, of which Mr. Neal is custodian.
(3)
Includes 13,827 shares held by SR BSV Spotswood LLC, a limited liability company of which Mr. Spiritos is the manager.
(4)
Beneficial ownership is as of December 20, 2022 as reflected in a statement on Schedule 13D/A filed by CF Flyer Mezz Holdings LLC (“CF Flyer Mezz”), FCOF V Expansion ULMA-C Investments LLC, FCOF V Expansion CDFG MA-C Investments LLC (Flyer Series), Fortress Credit Opportunities Fund V Expansion (G) L.P., Fortress Credit Opportunities V Advisors LLC, FCO Fund V GP LLC, Hybrid GP Holdings (Cayman) LLC, Hybrid GP Holdings LLC, FIG LLC, Fortress Operating Entity I LP, FIG Corp., Fortress Investment Group LLC (collectively, the “Current Fortress Beneficial Owners”), CF Flyer PE Investor LLC, CF Flyer PE Holdings LLC and FCOF V Expansion USTMA-C LLC. According to such Schedule 13D, the Current Fortress Beneficial Owners have shared voting power and shared dispositive power over the shares reported above. The principal business address of the Current Fortress Beneficial Owners is 1345 Avenue of the Americas, 46th Floor, New York, New York 10105.
(5)
Reflects 2,560,000 shares of common stock issuable upon the exercise of a warrant to purchase common stock at an exercise price of $0.01 per share, subject to certain adjustments.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transaction Policy

The Board has adopted a written related person transaction approval policy to further the goal of ensuring that any related person transaction is properly reviewed, approved by the Audit Committee and fully disclosed in accordance with the rules and regulations of the SEC. The policy applies to transactions or arrangements between the Company and any related person, including directors, director nominees, executive officers, greater than 5% stockholders and the immediate family members of each of these groups (the “Related Persons”). This policy, however, does not apply with respect to general conflicts between the interests of the Company and our employees, officers and directors, including issues relating to engaging in a competing business and receiving certain benefits from the Company, such as loans or guarantees of obligations, which are reported and handled in accordance with the Company’s Code of Business Conduct and Ethics and other procedures and guidelines implemented by the Company from time to time.

Under the policy, the Related Person is responsible for identifying and reporting to the Audit Committee any proposed related person transaction. In the event the Chief Executive Officer determines that it is impractical or undesirable to wait until an Audit Committee meeting can be convened in order to review a transaction with the Related Person, the Chairperson of the Audit Committee may act as an authorized subcommittee on behalf of the Audit Committee to review such transaction, so long as the Chairperson is a disinterested member with respect to such transaction. After considering all the facts and circumstances available to the Audit Committee, the Audit Committee will approve, ratify or reject the transaction, in its discretion. All approved transactions with Related Persons are disclosed to the full Board.

Related Party Transactions

The Mergers

As consideration in the mergers pursuant to which we acquired most our properties (the “Mergers”), as a result of their interests in the parties of such Mergers, (i) Mr. Jacoby received 2,533,650 shares of common stock and 993,018 Common OP units, (ii) Mr. Yockey received 2,533,650 shares of common stock and 556,736 Common OP units, (iii) Mr. Topchy received an aggregate of 137,345 shares of common stock and 62,658 Common OP units, (iv) Mr. Neal received, directly or indirectly, 878,170 shares of common stock and (v) Mr. Spiritos indirectly received 13,827 shares of common stock.

Purchase of BSR Interests

Prior to the completion of the initial Mergers in 2019, BSR agreed to purchase a percentage of Mr. Yockey's ownership interest in BSR for total consideration of $1.5 million. Approximately $1.0 million of this consideration was paid to Mr. Yockey in the first quarter of 2020 and the remaining $0.5 million was paid to Mr. Yockey in the second quarter of 2021.

Representation Warranty and Indemnification Agreement

Concurrently with the entry into the merger agreements for the Mergers, Messrs. Jacoby and Yockey entered into a representation, warranty and indemnification agreement with the Company and the Operating Partnership, pursuant to which they have agreed to indemnify the Company and the Operating Partnership for certain breaches of the representations and warranties of BSR, Broad Street Ventures, LLC and certain other parties to the merger agreements contained in the merger agreements for a period of one year following the closing of the Mergers, subject to certain exceptions and limitations.

Fortress Agreements

In November 2022, in connection with transactions pursuant to which the Fortress Member invested $80.0 million in a subsidiary (the “Eagles Sub-OP”) of the Operating Partnership in exchange for a preferred membership interest

(such interest, the “Fortress Preferred Interest” and such investment, the “Preferred Equity Investment”), we entered into a number of agreements with affiliates of Fortress.

Preferred Equity Investment

The Operating Partnership and the Eagles Sub-OP entered into a preferred equity investment agreement with the Fortress Member, pursuant to which the Fortress Member made the Preferred Equity Investment and the Operating Partnership and the Fortress Member entered into the Amended and Restated Limited Liability Company Agreement of the Eagles Sub-OP (the “Eagles Sub-OP Operating Agreement”). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Fortress Preferred Equity Investment” in our Annual Report on Form 10-K for the year ended December 31, 2022 for additional information regarding the Preferred Equity Investment and the Eagles Sub-OP Operating Agreement.

Fortress Governance Agreement

In connection with the Preferred Equity Investment, we entered into the Fortress Governance Agreement. Pursuant to the Fortress Governance Agreement, so long as (i) the Preferred Equity Investment is outstanding, in whole or in part, or (ii) the Fortress Member or its affiliates hold five percent (5%) or more of our issued and outstanding common stock (assuming all securities held by the Fortress Member or its affiliates that are convertible or exchangeable into shares of common stock have been so converted or exchanged) (the “Governance Rights Period”), at each annual or special meeting of the stockholders, we must nominate, and use reasonable efforts to solicit proxies for, a person identified by the Fortress Member (the “Fortress Director”) to serve on the Board. During the Governance Rights Period, any vacancy in the Fortress Director’s seat on the Board must be filled by the Board with a new Fortress Director identified by the Fortress Member. Furthermore, Messrs. Jacoby and Yockey agreed to vote in favor of each Fortress Director nominated to serve on the Board.

In addition, upon the request of the Fortress Member, we must appoint the Fortress Director to each committee of the Board as the Fortress Member may request, subject to certain exceptions and applicable independence and other requirements of the SEC or any national securities exchange or over-the-counter market on which the common stock is traded or quoted.

In connection with the closing of the Preferred Equity Investment, the Board appointed Mr. Shore to serve as the initial Fortress Director. The Fortress Member has identified, and we have nominated, Mr. Shore as the Fortress Director to stand for election at the Annual Meeting.

During the Governance Rights Period, the Fortress Member is also entitled to designate an individual to attend meetings of the Board or any committee thereof, in each case as a non-voting observer and subject to certain exceptions.

Fortress Warrant

In connection with the Preferred Equity Investment, we issued a warrant to purchase common stock (the “Fortress Warrant”) to the Fortress Member. The Fortress Warrant was subsequently assigned to CF Flyer Mezz.

The Fortress Warrant provides CF Flyer Mezz the right to purchase 2,560,000 shares of common stock at an exercise price of $0.01 per share, subject to certain adjustments. The Fortress Warrant may be exercised on a cashless basis and will automatically be deemed exercised in full on a cashless basis upon the occurrence of an underwritten public offering by us meeting certain conditions (a “Qualified Public Offering”).

If at any time we grant, issue or sell any convertible securities or other rights to purchase stock, warrants, securities or other property pro rata to holders of shares of common stock, CF Flyer Mezz will be entitled to acquire, on the same terms as granted to holders of shares of common stock, the aggregate number of convertible securities or other rights to purchase stock, warrants, securities or other property that CF Flyer Mezz would have otherwise been entitled to acquire had CF Flyer Mezz held the number of shares of common stock acquirable upon complete exercise of the Fortress Warrant on the record date for such grant by us.

In the event of a Reorganization Event (as defined in the Fortress Warrant), as a result of which the common stock would be converted into, or exchanged for stock, other securities, other property or assets, the right to receive shares of common stock upon exercise of the Fortress Warrant will be changed to a right to receive the kind and amount of shares of stock, other securities or other property or assets that a holder of one share of common stock was entitled to receive in connection with such Reorganization Event.

Cash Flow Pledge

In connection with the Preferred Equity Investment, the Operating Partnership entered into a cash flow pledge agreement (the “Cash Flow Pledge”) in favor of the Fortress Member. Pursuant to the Cash Flow Pledge, the Operating Partnership pledged to the Eagles Sub-OP, and agreed to contribute to the Eagles Sub-OP, all distributions that the Operating Partnership receives from its subsidiaries that, directly or indirectly, own certain properties, after taking into account amounts payable by such entities on account of mortgages secured by such properties, until such properties are contributed to the Eagles Sub-OP.

Guaranty of Recourse Obligations

In connection with the Preferred Equity Investment, we entered into a guaranty of recourse obligations (the “Company Guaranty”) for the benefit of the Fortress Member. Pursuant to the Company Guaranty, we guaranteed certain obligations of our subsidiaries under the documents entered into in connection with the Preferred Equity Investment. In addition, Messrs. Jacoby and Yockey guaranteed the full payment of the redemption amount for the Fortress Preferred Interest in the event of a bankruptcy event of us or our subsidiaries without the consent of the Fortress Member or certain other events that interfere with the rights of the Fortress Member under the documents entered into in connection with the Preferred Equity Investment.

Registration Rights Agreement

In connection with the Preferred Equity Investment, we entered into a registration rights agreement (the “Registration Rights Agreement”) with the Fortress Member. Pursuant to the Registration Rights Agreement, we provided the Fortress Member with certain registration rights with respect to the shares of common stock issuable upon conversion of the Fortress Preferred Interest and/or the Fortress Mezzanine Loan (as defined below) and the exercise of the Fortress Warrant, including, at any time after a Qualified Public Offering, up to three demand registrations and up to three underwritten offerings in any 12-month period, as well as certain piggyback rights. In addition, we and the Fortress Member agreed to certain lock-up restrictions in connection with any underwritten offerings.

Fortress Mezzanine Loan

In connection with the acquisition of the property known as Midtown Row, one of our subsidiaries and CF Flyer Mezz entered into a $15.0 million mezzanine loan (the "Fortress Mezzanine Loan") secured by 100% of the membership interests in the entity that owns Midtown Row. See “Management’s Discussion and Analysis of Financial Condition and Results Of Operations—Liquidity and Capital Resources—Consolidated Indebtedness and Preferred Equity—Fortress Mezzanine Loan” in our Annual Report on Form 10-K for the year ended December 31, 2022 for additional information regarding the Fortress Mezzanine Loan.”

Receivables and Payables

As of December 31, 2022 and 2021, we had $1.2 million and $0.2 million, respectively, in receivables due from related parties. The $1.2 million at December 31, 2022 relates to the Merger pursuant to which we acquired Lamar Station Plaza West, including the note receivable due from a related party. The $0.2 million at December 31, 2021 relates to receivables due from properties managed by us which were provided to the properties for working capital. Additionally, as of December 31, 2022 and 2021, we had less than $0.1 million and $0.6 million, respectively, in payables due to properties managed by us related to amounts borrowed by us for working capital. On October 6, 2022, Lamar Station Plaza West, a property managed by us and acquired in November 2022, advanced us $1.1 million for deposits related to our financing in November 2022.

Approximately $0.4 million and $1.2 million of our total revenue for the years ended December 31, 2022 and 2021, respectively, was generated from related parties. Additionally, approximately $0.1 million of our accounts receivable, net balance at each of December 31, 2022 and 2021 was owed from related parties.

Management Fees

During the years ended December 31, 2022 and 2021, we provided management services for Lamar Station Plaza West, which was acquired during 2022 in the remaining Merger, and the property known as Cypress Point Shopping Center. We received a management fee ranging from 3.0% to 4.0% of such properties’ gross income. Messrs. Jacoby, Yockey and Topchy had interests in the entity that owned Lamar Station Plaza West. Messrs. Jacoby, Yockey, Topchy and Neal had interests in the entity that owned the Cypress Point property. In 2022, we terminated the merger agreement related to the Cypress Point property due to the performance of the property.

Midtown Row Acquisition

Messrs. Jacoby, Yockey, Topchy, Foster and Neal had indirect ownership interests in BBL Current Owner, LLC (“BBL Current”), which owned Midtown Row. Mr. Jacoby also served as the chief executive officer and a director of BBL Current. On November 23, 2022, we completed the acquisition of Midtown Row and paid $118.7 million in cash and the Operating Partnership issued 448,180 Common OP units and 1,842,917 Series A preferred OP units. As consideration in the acquisition of Midtown Row, as a result of their direct or indirect interests in BBL Current, (i) Mr. Jacoby received 97,086 Common OP units, (ii) Mr. Neal indirectly received 202,861 Common OP units, (iii) Mr. Foster received 33,810 Common OP units, (iv) Mr. Yockey received 97,086 Common OP units and (v) Mr. Topchy received 17,337 Common OP units. We served as the development manager for Midtown Row and serve as the property manager and the leasing broker for the retail portion of Midtown Row.

Guarantees

Messrs. Jacoby and Yockey have guaranteed our subsidiaries’ obligations under (i) the Eagles Sub-OP Operating Agreement, (ii) the loan agreement (the “Basis Loan Agreement”) by and between six of our subsidiaries, as borrowers, and Big Real Estate Finance I, LLC, as lender, a subsidiary of a real estate fund managed by Basis Management Group, LLC (“Basis”) and (iii) the mortgage loan secured by Brookhill Azalea Shopping Center. Our subsidiaries’ obligations under an amended and restated operating agreement (the “Basis Sub-OP Operating Agreement”) by and between the Operating Partnership and Big BSP Investments, LLC, a subsidiary of a real estate fund managed by Basis, were guaranteed by Messrs. Jacoby and Yockey. We have agreed to indemnify Mr. Yockey for any losses he incurs as a result of his guarantee of the Basis Loan Agreement, the Basis Sub-OP Operating Agreement, and the Brookhill mortgage loan. Mr. Jacoby is also a guarantor under the mortgage loan agreement related to Cromwell Field Shopping Center. In connection with the transactions related to the Preferred Equity Investment, we redeemed the preferred interests under the Basis Sub-OP Operating Agreement. For more information about the Eagles Sub-OP Operating Agreement, the Preferred Equity Investment and the Basis Loan Agreement, see “Management’s Discussion and Analysis of Results of Operations and Financial Condition—Liquidity and Capital Resources—Consolidated Indebtedness and Preferred Equity” in our Annual Report on Form 10-K for the year ended December 31, 2022.

Tax Protection Agreements

On December 27, 2019, pursuant to the merger agreements for the Mergers, the Company and the Operating Partnership entered into tax protection agreements (the “Initial Tax Protection Agreements”) with each of the prior investors in BSV Colonial Investor LLC, BSV Lamonticello Investors LLC and BSV Patrick Street Member LLC, including Messrs. Jacoby, Yockey and Topchy, in connection with their receipt of Common OP units in certain of the Mergers closed on December 27, 2019. On April 4, 2023, pursuant to the applicable merger agreement, the Company and the Operating Partnership entered into a tax protection agreement (together with the Initial Tax Protection Agreements, the “Tax Protection Agreements”), with each of the prior investors in BSV Lamont Investors LLC, including Messrs. Jacoby, Yockey and Topchy, in connection with their receipt of Common OP units in the Merger whereby we acquired Lamar Station Plaza West. Pursuant to the Tax Protection Agreements, until the seventh anniversary of the completion of the applicable Merger, the Company and the Operating Partnership may be required to indemnify the other parties thereto for their tax liabilities related to built-in gain that exists with respect to the properties known as Midtown Colonial, Midtown Lamonticello, Vista Shops at Golden Mile and Lamar Station Plaza West (the “Protected Properties”). Furthermore, until the seventh anniversary of the completion of the applicable Merger, the Company and the Operating Partnership will be required to use commercially reasonable efforts to avoid any event, including a sale of the Protected Properties, that triggers built-in gain to the other parties to the Tax Protection Agreements, subject to certain exceptions, including like-kind exchanges under Section 1031 of the Code.

Consulting Agreement

We had engaged Timbergate Ventures, LLC, an entity wholly owned by Mr. Yockey, as a consultant for a two-year term beginning upon the completion of the Mergers on December 27, 2019. Pursuant to this arrangement, we paid Timbergate Ventures, LLC a consulting fee of $200,000 during 2021. This agreement expired on December 26, 2021.

Shulman Rogers LLP Legal Fees

Mr. Spiritos is the managing partner of Shulman Rogers LLP, which represents us in certain real estate matters, including with matters related to the Mergers. During the years ended December 31, 2022 and 2021, we paid $355,279 and $545,305, respectively, in legal fees to Shulman Rogers LLP.

Indemnification of Officers and Directors

The Existing Charter and our bylaws provide for (and the Amended and Restated Charter would provide for) certain indemnification rights for our directors and officers, and we entered into an indemnification agreement with each of our executive officers and directors, providing for procedures for indemnification and advancement by us of certain expenses and costs relating to claims, suits or proceedings arising from their service to us or, at our request, service to other entities, as officers or directors, or in certain other capacities, to the maximum extent permitted by Delaware law.

PROPOSAL 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act enables our stockholders to vote to approve, on an advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the SEC’s rules.

Our executive compensation programs are designed to attract and retain executive talent and to align the interests of our NEOs with the interests of the Company and our stockholders by providing market competitive compensation that is closely tied to short-term and long-term performance goals set by our Compensation Committee. The compensation of our NEOs is comprised of a mix of base salary, restricted shares of common stock, RSUs and cash bonuses. Please read the “Executive Compensation” section beginning on page 37, which includes tabular disclosure regarding the compensation of our NEOs and the accompanying narrative disclosure set forth in this Proxy Statement for additional details about our executive compensation programs, including information about the fiscal year 2022 compensation of our NEOs.

We are asking our stockholders to indicate their support for our NEO compensation as described in this Proxy Statement. Accordingly, our Board is asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosure.”

Vote Required and Recommendation

The vote on the compensation of our NEOs as disclosed in this Proxy Statement is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the NEO compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. As disclosed in “Proposal 6: Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation,” we have recommended that our stockholders should cast an advisory vote on the compensation of our NEOs on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our NEOs will be at the 2024 Annual Meeting of Stockholders. The affirmative vote of a majority of votes cast is required to approve, on an advisory basis, the compensation of the NEOs, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and disclosures.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Proposal 6: Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation

Section 14A of the Exchange Act requires that we must provide our stockholders with an opportunity to indicate how frequently we should seek an advisory vote on the compensation of our NEOs. In this Proposal 6, our Board is asking stockholders to cast a non-binding, advisory vote indicating whether they would prefer an advisory vote on executive compensation, such as that set forth in Proposal 5, once every one, two, or three years.

Vote Required and Recommendation

Our Board has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. The Board believes that an annual advisory vote on executive compensation facilitates input from our stockholders on our compensation policies and practices that are disclosed in this Proxy Statement. We recognize that our stockholders may have differing views on the appropriate frequency for an advisory vote on executive compensation.

The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board.

The option of one year, two years, or three years that receives the highest number of votes cast by stockholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our stockholders. However, because this vote is advisory and not binding on our Board or the Company in any way, the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE OPTION OF “ONE YEAR” AS THE PREFERRED FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.

Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2022, except for one Form 4 reporting one transaction. Mr. Jacoby was inadvertently late in filing a Form 4, reporting one transaction, related to the purchase of common stock on November 30, 2022.

Other Matters to Come Before the 2023 Annual Meeting

No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by our Board, or, if no such recommendation is given, in their own discretion.

Stockholder Proposals and Nominations for the 2024 Annual Meeting

Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act to be considered for inclusion in our proxy materials for the 2024 annual meeting of stockholders must be received at our principal executive offices no later than May 11, 2024, and any stockholder proposal received after this date shall be considered untimely.

In addition, any stockholder who wishes to propose a nominee to the Board must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than August 24, 2024. If the 2024 Annual Meeting changes by more than 30 calendar days from the date of the Annual Meeting, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following public announcement by us of the date of the 2024 Annual Meeting. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials or a nomination to the Board pursuant to Rules 14a-8 and 14a-19, respectively, promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 2.03 of our proposed amended and restated bylaws, which will be effective if the stockholders approve and adopt the Amended and Restated Charter. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2024 Annual Meeting must be received no earlier than June 25, 2024 and no later than July 25, 2024. Following the effectiveness of the amended and restated bylaws, we will file the amended and restated bylaws with the SEC and such bylaws will be available by request to our Secretary.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the Proxy Statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Broad Street Realty, Inc. at 7250 Woodmont Ave, Suite 350, Bethesda, MD, 20814, Attention:

Secretary, or contact our Secretary at (301) 828-1200. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

By Order of the Board of Directors,

Michael Z. Jacoby

Chief Executive Officer

Bethesda, MD

September 8, 2023

ANNEX A

PROPOSED AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

BROAD STREET REALTY, INC.

The present name of the corporation is Broad Street Realty, Inc. This corporation was incorporated under the name “VMS Hotel Investment Fund” by the filing of its original certificate of incorporation with the Secretary of State of the State of Delaware on March 12, 1987. This Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the restated certificate of incorporation of this corporation filed with the Secretary of State of the State of Delaware on March 26, 1987, as amended, and was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the stockholders in accordance with Section 212 of the General Corporation Law of the State of Delaware.

The restated certificate of incorporation of this corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE I

Section 1.1 Name. The name of the Corporation is Broad Street Realty, Inc. (the “Corporation”).

ARTICLE II

Section 2.1 Address. The registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III

Section 3.1 Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”), including, without limitation or obligation, engaging in business as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”).

ARTICLE IV

Section 4.1 Capitalization. The total number of shares of all classes of stock which the Corporation is authorized to issue is 301,000,000 shares, consisting of (i) 300,000,000 shares of common stock, par value $0.01 per share (“Common Stock”) and (ii) 1,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”). The number of authorized shares of any of the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the requisite vote of the holders of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of the Common Stock voting separately as a class shall be required therefor.

Section 4.2 Common Stock.

(A) Voting Rights.

(1) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) (as the same may be amended and/or restated from time to time, the “Restated Certificate”) that relates solely to the terms of any one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Restated Certificate or pursuant to the DGCL.

(2) Except as otherwise required in this Restated Certificate or by applicable law, the holders of Common Stock shall vote together as a single class on all matters (or, if any holders of any series of Preferred Stock are entitled to vote together with the holders of Common Stock, as a single class with such holders of such Preferred Stock).

(3) No holder of Common Stock shall be entitled to cumulate votes on behalf of any candidate for a directorship. No holder of Common Stock will have any preemptive right to subscribe for any shares of capital stock issued in the future.

(B) Dividends and Distributions. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends and other distributions in cash, stock of any corporation or property of the Corporation, such dividends and other distributions may be declared and paid ratably on the Common Stock out of the assets of the Corporation that are by law available therefor at such times and in such amounts as the Board of Directors of the Corporation (the “Board”) in its discretion shall determine.

(C) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of all outstanding shares of Common Stock or any holders of Preferred Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder.

Section 4.3 Preferred Stock.

(A) The Board is hereby expressly authorized, by resolution or resolutions, at any time and from time to time, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix, without further stockholder approval, the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series and to cause to be filed with the Secretary of State of the State of Delaware a certificate of designation with respect thereto. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(B) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Restated Certificate.

Section 4.4 Series A Preferred Stock. Pursuant to the authority conferred by this Article IV upon the Board, the Board created a series of 20,000 shares of Preferred Stock designated as Series A Preferred Stock by filing a Certificate of Designations of the Corporation with the Secretary of State of the State of Delaware (the “Secretary of State”) on February 1, 2010, and the powers (including voting powers), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Corporation’s Series A Preferred Stock are set forth in Exhibit A hereto and are incorporated herein by reference.

ARTICLE V

Section 5.1 Bylaws. In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to make, amend, alter, change, add to or repeal the Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the law of the State of Delaware or this Restated Certificate. The stockholders shall have the concurrent power to amend the Bylaws; provided that, in addition to any greater or additional vote of stockholders required by this Restated Certificate, the Bylaws or applicable law, the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required for the stockholders to make, amend, alter, change, add to or repeal any provision of the Bylaws.

ARTICLE VI

Section 6.1 Board of Directors.

(A) The business and affairs of the Corporation shall be managed by or under the direction of the Board. Subject to Section 6.1(G) below, the total number of directors constituting the Board shall be fixed exclusively by the Board.

(B) At each annual meeting of stockholders, all directors (other than those directors who may be elected by the holders of one or more series of Preferred Stock, voting separately as a series or separately as a class with one or more other series) shall be elected for a term expiring at the next succeeding annual meeting of stockholders and shall hold office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. Nothing in this Restated Certificate shall preclude a director from serving consecutive terms. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

(C) Whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal and other features of such directorships shall be governed by the terms of this Restated Certificate applicable thereto.

(D) Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock of the Corporation, voting separately as a series or separately as a class with one or more other such series, as the case may be) may be removed with or without cause upon the affirmative vote of the holders of at least a majority of the total voting power of all the then outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(E) Subject to the special rights of the holders of one or more series of Preferred Stock to elect directors, any newly created directorship on the Board that results from an increase in the number of directors and any vacancy occurring in the Board (whether by death, resignation, removal, disqualification or other cause) shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(F) The Board, without any action by the stockholders of the Corporation, shall have the authority to cause the Corporation to elect to be subject to tax as a REIT for U.S. federal income tax purposes. Following any such election, if the Board determines that it is no longer in the best interests of the Corporation to continue to be taxed as a REIT for U.S. federal income tax purposes, the Board, without any action by the stockholders of the Corporation, may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. In addition, the Board, without any action by the stockholders of the Corporation, shall have and may exercise, on behalf of the Corporation, without limitation, the power to determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article XII of this Restated Certificate is no longer required to facilitate the Corporation’s qualification as a REIT.

(G) During any period when the holders of any outstanding series of Preferred Stock have the special right to elect additional directors, upon commencement and for the duration of such period during which such right continues: (i) the total number of directors constituting the Board shall automatically be increased by such specified number of additional directors, and the holders of such series of Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to this Restated Certificate; and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to this Restated Certificate, whichever occurs earlier, subject to such director’s earlier death, resignation, disqualification or removal. Except as otherwise provided by this Restated Certificate, whenever the holders of any series of Preferred Stock having the special right to elect additional directors are divested of such right pursuant to this Restated Certificate, the terms of office of all such additional directors elected by the holders of such series, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall automatically terminate, and any such director shall thereupon cease to be qualified as, and shall cease to be, a director, and the total number of directors comprising the total number of directors constituting the Board shall automatically be reduced accordingly.

ARTICLE VII

Section 7.1 Meeting of Stockholders.

(A) Any action required or permitted to be taken by the holders of stock of the Corporation must be effected at a duly called annual or special meeting of such holders; provided, however, that an action required or permitted to be taken by the holders of stock of the Corporation may be taken without a meeting, without prior notice and without a vote, if (i) a consent or consents, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were presented and voted and shall be delivered to the Corporation in accordance with the DGCL and (ii) such action shall have been approved in advance by the Board (acting by the affirmative vote of a majority of the total number of directors) and submitted by the Board to the stockholders for adoption thereby, acting by consent in lieu of a meeting thereof.

(B) Except as otherwise required by law and subject to the special rights of the holders of one or more series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board.

(C) An annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, on such date, and at such time as shall be fixed exclusively by resolution of the Board or a duly authorized committee thereof.

(D) Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

ARTICLE VIII

Section 8.1 Limited Liability of Directors and Officers. To the fullest extent permitted by the DGCL as it now exists or may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer except for liability (i) for a breach of a director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which a director or officer derived an improper personal benefit. If the DGCL or any other law of the State of Delaware is amended after approval by the stockholders of this Article VIII to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL or such other law as so amended (other than as noted above in clauses (i)-(iv)). Neither the amendment nor repeal of this Article VIII, nor the adoption of any provision of this Restated Certificate inconsistent with this Article VIII, nor, to the fullest extent permitted by the DGCL, any modification of law shall eliminate, reduce or otherwise adversely affect any right or protection of a current or former director or officer of the Corporation existing at the time of such amendment, repeal, adoption or modification.

ARTICLE IX

To the fullest extent permitted by law, the Corporation shall have the power to indemnify and advance expenses to, to the fullest extent permitted by law, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer, employee or agent of the Corporation, any predecessor of the Corporation or any subsidiary or affiliate of the Corporation, or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation. Neither any amendment nor repeal of this Article IX, nor the adoption of any provision of this Restated Certificate inconsistent with this Article IX, shall eliminate or reduce the effect of this Article IX in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE X

Section 10.1 Exclusive Jurisdiction for Certain Actions. Except as provided in Section 10.2, unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (iii) any action asserting a claim against the Corporation or any director or officer of the Corporation arising pursuant to any provision of the DGCL or this Restated Certificate or the Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim governed by the internal affairs doctrine; provided that if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state court sitting in the State of Delaware.

Section 10.2 Exclusive Jurisdiction for Actions Arising Under the Securities Act. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Section 10.3 Application. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.

Section 10.4 Third-Party Beneficiaries. This Article X is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to any complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying such offering.

ARTICLE XI

Section 11.1 Severability. If any provision or provisions of this Restated Certificate shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Restated Certificate (including, without limitation, each portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Restated Certificate (including, without limitation, each such portion of any paragraph of this Restated Certificate containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE XII

Section 12.1 Definitions. For the purpose of this Article XII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 9.8% in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board or any duly empowered committee thereof in accordance with Section 12.2.8 of this Restated Certificate. The value of the outstanding shares of Capital Stock shall be determined by the Board or any duly empowered committee thereof, which determination shall be final and conclusive for all purposes hereof. For the purposes of determining the percentage ownership of Capital Stock by any Person, shares of Capital Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not shares of Capital Stock issuable with respect to the conversion, exchange or exercise of securities of the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3)(A) of the Code, including, without limitation, the number of shares of Capital Stock that such Person is deemed to beneficially own pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or that is attributed to such Person pursuant to Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock (including Series A Preferred Stock).

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 12.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 12.3.1.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of any class of the outstanding shares of Common Stock, or such other percentage determined by the Board or any duly empowered committee thereof in accordance with Section 12.2.8 of this Restated Certificate. The number and value of the outstanding shares of Common Stock of the Corporation shall be determined by the Board or any duly empowered committee thereof, which determination shall be final and conclusive for all purposes hereof. For purposes of determining the percentage ownership of Common Stock by any Person, shares of Common Stock that may be acquired upon conversion, exchange or exercise of any securities of the Corporation directly or constructively held by such Person, but not shares of Common Stock issuable with respect to the conversion, exchange or exercise of securities of the Corporation held by other Persons, shall be deemed to be outstanding prior to conversion, exchange or exercise.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. The term “Excepted Holder” shall mean a Person for whom an Excepted Holder Limit is created by this Restated Certificate or by the Board or any duly empowered committee thereof pursuant to Section 12.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by this Restated Certificate or by the Board or any duly empowered committee thereof pursuant to Section 12.2.7 and subject to adjustment pursuant to Section 12.2.8, the percentage limit established for an Excepted Holder by this Restated Certificate or by the Board or any duly empowered committee thereof pursuant to Section 12.2.7.

Initial Date. The term “Initial Date” shall mean January 1st of the year after the first year for which the Corporation elects to be taxed as a REIT for federal income tax purpose.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price (as defined in this paragraph) for such Capital Stock on such date. The “Closing Price” on any date shall mean the last reported sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a National Securities Exchange (as defined in this Section 12.1) or, if such Capital Stock is not listed or admitted to trading on a National Securities Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the principal automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such system, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board or any duly empowered committee thereof or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined by the Board or such committee.

National Securities Exchange. The term “National Securities Exchange” shall mean a securities exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act.

Person. The term “Person” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a “group,” as that term is used for purposes of Rule 13d-5(b) or promulgated under Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer (as defined in this Section 12.1) (or other event), any Person who, but for the provisions of Section 12.2.1, would Beneficially Own or Constructively Own shares of Capital Stock in violation of the provisions of Section 12.2.1(A), and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares of Capital Stock that the Prohibited Owner would have so owned.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Board determines pursuant to Section 6.1(F) of this Restated Certificate that it is no longer in the best interests of the Corporation to be taxed as a REIT for federal income tax purposes or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

TRS. The term “TRS” shall mean a taxable REIT subsidiary (as defined in Section 856(l) of the Code) of the Corporation.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, whether directly or indirectly and whether by merger, consolidation, de-merger, division, conversion, redomestication, or otherwise, as well as any other event that causes any Person to acquire or change such Person’s percentage of Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends or other distributions on Capital Stock, including (a) the granting or exercise of any option or right to purchase or acquire (or any disposition of any option or right to purchase or acquire) any Capital Stock, (b) any disposition of any securities or rights convertible into or exchangeable or exercisable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right, and (c) Transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trustee. The term “Trustee” shall mean the Person, unaffiliated with both the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Charitable Trust.

Section 12.2 Capital Stock.

Section 12.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date or as otherwise set forth below, and subject to Section 12.4:

(A) Basic Restrictions.

(1) Except as provided in Section 12.2.7 hereof, no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, and no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit. No Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(2) Except as provided in Section 12.2.7 hereof, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT.

(3) Except as provided in Section 12.2.7 hereof, any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by fewer than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Capital Stock.

(4) Except as provided in Section 12.2.7 hereof, no Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent such Beneficial Ownership or Constructive Ownership would cause the Corporation to Beneficially Own or Constructively Own 9.9% or more of the ownership interests in a tenant (other than a TRS) of the Corporation’s real property within the meaning of Section 856(d)(2)(B) of the Code.

(5) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership would otherwise cause the Corporation to fail to qualify as a REIT under the Code, including, but not limited to, as a result of any “eligible independent contractor” (as defined in Section 856(d)(9)(A) of the Code) that operates a “qualified lodging facility” or “qualified health care property” (as defined in Section 856(e)(6)(D)(i) of the Code), on behalf of a TRS failing to qualify as such.

(6) No Person shall Beneficially Own or Constructively Own shares of Capital Stock to the extent that such Beneficial Ownership or Constructive Ownership of Capital Stock could result in the Corporation failing to qualify as a “domestically controlled qualified investment entity” within the meaning of Section 897(h)(4)(B) of the Code.

(B) Transfer in Trust/Transfer Void Ab Initio. If any Transfer of shares of Capital Stock (or other event) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 12.2.1(A)(1), (2), (4), (5) or (6),

(1) then that number of shares of the Capital Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Section 12.2.1(A)(1), (2), (4), (5) or (6) (rounded up to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 12.3, effective as of the close of business on the Business Day prior to the date of such Transfer (or other event), and such Person shall acquire no rights in such shares of Capital Stock; or

(2) if the transfer to the Charitable Trust described in clause (i) of this Section 12.2.1(B) would not be effective for any reason to prevent the violation of Section 12.2.1(A)(1), (2), (4), (5) or (6), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 12.2.1(A)(1), (2), (4), (5) or (6) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

Section 12.2.2 Remedies for Breach. If the Board or any duly empowered committee thereof shall at any time determine that a Transfer or other event has taken place that results in a violation of, or is otherwise inconsistent with, Section 12.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any shares of Capital Stock in violation of or in a manner inconsistent with Section 12.2.1 (whether or not any violation is intended), the Board or a duly empowered committee thereof, or other designees if permitted by the DGCL, shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares of Capital Stock (which shares are and shall be deemed to be redeemable at the option of the Corporation for such consideration as may be determined by the Board or a duly empowered committee thereof), refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that, except with respect to any shares redeemed by the Corporation, any Transfer or attempted Transfer or other event in violation of Section 12.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board or a duly empowered committee thereof, or other designee if permitted by the DGCL.

Section 12.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate or be inconsistent with Section 12.2.1(A) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 12.2.1(B) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 12.2.4 Owners Required to Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(A) Every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) in number or value of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating (1) the name and address of such owner, (2) the number of shares of Capital Stock Beneficially Owned and Constructively Owned and (3) a description of the manner in which such shares are held and owned. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership or Constructive Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit; and

(B) Each Person who is a Beneficial Owner or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit.

If any Person fails to provide the information required by Sections 12.2.4(A) or (B) in accordance with the provisions thereof, the Board or a duly empowered committee thereof may direct that all or a portion of such Person’s shares of Capital Stock be Transferred to a Charitable Trust or redeemed, in each case on the terms provided herein.

Section 12.2.5 Remedies Not Limited. Nothing contained in this Section 12.2 shall limit the authority of the Board or any duly empowered committee thereof to take such other action as it deems necessary or advisable to, subject to Section 6.1(F) of this Restated Certificate, protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT, including, without limitation, ordering a redemption of some or all of the shares of Capital Stock owned by any Person for such consideration as may be determined by the Board or such committee.

Section 12.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Article XII, including any definition contained in Section 12.1 of this Article XII, the Board or any duly empowered committee of the Board shall have the power to determine the application of the provisions of this Article XII with respect to any situation based on the facts known to it at such time. In the event Section 12.2 or 12.3 requires an action by the Board or any duly empowered committee thereof and this Restated Certificate fails to provide specific guidance with respect to such action, the Board or such committee shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 12.1, 12.2 or 12.3. Absent a decision to the contrary by the Board or any duly empowered committee thereof (which the Board or such committee may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Sections 12.2.1 and 12.2.2) acquired Beneficial Ownership or Constructive Ownership of Capital Stock in violation of Section 12.2.1, such remedies (as applicable) shall apply first to the shares of Capital Stock which, but for such remedies, would have been actually owned by such Person, and second to shares of Capital Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Capital Stock based upon the relative number of the shares of Capital Stock held by each such Person.

Section 12.2.7 Exceptions.

(A) The Board or any duly empowered committee thereof, in its sole discretion, may exempt (prospectively or retroactively) a Person from the restrictions contained in Section 12.2.1(A)(1), (2) or (4), as the case may be, and may establish or increase an Excepted Holder Limit for such Person if the Board or such committee obtains such representations, covenants and undertakings as the Board or such committee may deem appropriate in order to conclude that granting the exemption and/or establishing or increasing the Excepted Holder Limit, as the case may be, will not cause the Corporation to lose its status as a REIT.

(B) Prior to granting any exception pursuant to Section 12.2.7(A), the Board or any duly empowered committee thereof may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board or such committee in its sole discretion, as it may deem necessary or advisable in order to determine or ensure that granting the exception will not cause the Corporation to lose its status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board or such committee may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(C) Subject to Section 12.2.1(A)(2),(4),(5) and (6), an underwriter, placement agent or initial purchaser that participates in a public offering, a private placement or other private offering of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering, private placement or immediate resale of such Capital Stock, and provided that the restrictions contained in Section 12.2.1(A) will not be violated following the distribution by such underwriter, placement agent or initial purchaser of such shares of Capital Stock.

Section 12.2.8 Change in Aggregate Stock Ownership Limit, Common Stock Ownership Limit and Excepted Holder Limits.

(A) The Board or a duly empowered committee thereof may from time to time increase or decrease the Aggregate Stock Ownership Limit and/or the Common Stock Ownership Limit; provided, however, that a decreased Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit will not be effective for any Person whose percentage ownership of Capital Stock is in excess of such decreased Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit until such time as such Person’s percentage of Capital Stock equals or falls below the decreased Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit, but until such time as such Person’s percentage of Capital Stock falls below such decreased Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit, any further acquisition of Capital Stock will be in violation of the Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit and, provided further, that the new Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit would not allow five or fewer individuals (taking into account all Excepted Holders) to Beneficially Own or Constructively Own more than 49.9% in value of the outstanding Capital Stock.

(B) The Board or any duly empowered committee thereof may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the then-existing Aggregate Stock Ownership Limit or Common Stock Ownership Limit, as applicable.

Section 12.2.9 Legend. Each certificate, if any, representing shares of Capital Stock (or, in the case of any uncertificated shares, notice to the holders thereof under Section 151(f) of the DGCL) shall bear a legend summarizing the restrictions on ownership and transfer contained herein.

Section 12.3 Transfer of Capital Stock in Trust.

Section 12.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 12.2.1(B) that would result in a transfer of shares of Capital Stock to a Charitable Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 12.2.1(B). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 12.3.6.

Section 12.3.2 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall continue to be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the Capital Stock held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust. The Prohibited Owner shall have no claim, cause of action or any other recourse whatsoever against the purported transferor of such Capital Stock.

Section 12.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid to a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid with respect to such shares of Capital Stock by the Prohibited Owner to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Delaware law, effective as of the date that the shares of Capital Stock have been transferred to the Charitable Trust, the Trustee shall have the authority (at the Trustee’s sole discretion) (1) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (2) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article XII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

Section 12.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Charitable Trust, the Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to one or more Persons, designated by the Trustee, none of whose ownership of the shares will violate the ownership limitations set forth in Section 12.2.1(A). Upon such sale or sales, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 12.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Charitable Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 12.3.3 of this Article XII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary, together with any distributions thereon. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (1) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (2) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 12.3.4, such excess shall be paid to the Trustee upon demand.

Section 12.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (1) the price paid per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (2) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other distributions paid to the Prohibited Owner and owed by the Prohibited Owner to the Trustee pursuant to Section 12.3.3 of this Article XII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Charitable Trust pursuant to Section 12.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner, and any dividends or other distributions held by the Trustee shall be paid to the Charitable Beneficiary.

Section 12.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (1) the shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 12.2.1(A) in the hands of such Charitable Beneficiary and (2) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under one of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided for in Section 12.2.1(B)(1) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 12.4 National Securities Exchange Transactions. Nothing in this Article XII shall preclude the settlement of any transaction entered into through the facilities of a National Securities Exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article XII, and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article XII.

Section 12.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article XII.

Section 12.6 Non-Waiver. No delay or failure on the part of the Corporation or the Board in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board, as the case may be, except to the extent specifically waived in writing.

Section 12.7 Severability. If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE XIII

Section 13.1 Amendments. Except as may be expressly provided in this Restated Certificate, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Restated Certificate, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, officers, directors or any other persons whomsoever by and pursuant to this Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XIII. In addition to any greater or additional vote of stockholders required by this Restated Certificate or applicable law, any alteration, amendment or repeal of, or the adoption of any provision inconsistent with, Article V, Article VII, Article VIII, Article IX, Article X, Article XII or this Article XIII of this Restated Certificate shall require for its approval the affirmative vote of the holders of not less than two-thirds (2/3) in voting power of the outstanding stock entitled to vote thereon, voting together as one class.

* * * * * * *

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by the undersigned authorized officer as of this day of , 2023.

BROAD STREET REALTY, INC.

By:
Name:	Michael Z. Jacoby
Title:	Chief Executive Officer

Exhibit A

CERTIFICATE OF DESIGNATION

OF

BROAD STREET REALTY, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware

Pursuant to the authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, as amended and restated from time to time, the Board of Directors duly adopted the following resolution by unanimous written consent:

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation, a series of redeemable preferred stock of the Corporation is hereby created, of which the powers, designations, preferences and other rights, qualifications and restrictions, shall be as follows:

1. Designation and Rank. There shall be a series of convertible preferred stock of the Corporation that is hereby designated as “Series A Preferred Stock,” which shall consist of 20,000 shares, having a par value of $0.01 per share. The issuance price of the Series A Preferred Stock shall be $100 per share (the “Issuance Price”). The Series A Preferred Stock shall rank senior to the Common Stock and to any other capital stock of the Corporation as to dividends and distribution of assets upon the liquidation, dissolution or winding up of the Corporation. Any capitalized terms used herein but not defined shall have the meanings assigned to them in the Certificate of Incorporation.

2. Dividends.

(a) The holders of Series A Preferred Stock shall be entitled to receive, out of funds legally available for that purpose, cumulative, non-compounded cash dividends on each outstanding share of Series A Preferred Stock at the rate of 10.0% of the Issuance Price per annum (“Series A Preferred Dividends”), which shall begin to accrue on January 1, 2010. The Series A Preferred Dividends shall be payable semiannually to the holders of Series A Preferred Stock, when and as declared by the Board of Directors, on June 30 and December 31 of each year, that shares of Series A Preferred Stock are outstanding (each, a “Payment Date”) beginning June 30, 2010; provided that due and unpaid Series A Preferred Dividends may be declared and paid on any date declared by the Board of Directors.

(b) Any Series A Preferred Dividends due and unpaid on any Payment Date, whether or not declared by the Board of Directors, shall accrue with any other due and unpaid Series A Preferred Dividends, regardless of whether there are profits, surplus or other funds of the Corporation legally available for payment of dividends. Unpaid Series A Preferred Dividends for any period less than a full semiannual period shall accrue on a day-to-day basis and shall be computed on the basis of a 365-day year.

(c) If, on any Payment Date, Series A Preferred Dividends are not fully paid to the holders of Series A Preferred Stock, and funds legally available are insufficient to permit payment in full in cash to all such holders of the preferential amounts to which they are then entitled, then the entire amount legally available for payment of Series A Preferred Dividends shall be distributed among the holders of Series A Preferred Stock ratably in proportion to the full amount to which they would otherwise be respectively entitled, and the remainder shall cumulate as provided in Section 2(b).

(d) For as long as any shares of Series A Preferred Stock are outstanding, the Board of Directors shall not declare or pay any dividend whatsoever on any Common Stock, whether in cash, stock, property or otherwise, nor shall the Board of Directors make any distribution on any Common Stock, unless all Series A Preferred Dividends for all previous Payment Dates have been paid in full.

3. Liquidation, Dissolution or Winding Up.

(a) In the event of any voluntary or involuntary liquidation, sale, merger, consolidation, dissolution or winding up of the Corporation (each, a “Liquidation Event”), before any distribution of assets shall be made to the holders of Common Stock, each holder of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders (the “Available Assets”) an amount equal to the Issuance Price plus all Series A Preferred Dividends, accrued and unpaid on such shares up to the date of distribution of the Available Assets (such amount being referred to as the “Liquidation Preference”). The amount deemed distributed for purposes of determining a Liquidation Preference shall be the cash or the fair market value of the property, rights or securities distributed to the holders of Series A Preferred Stock as determined in good faith by the Board of Directors. If, upon a Liquidation Event, the Available Assets are insufficient to pay a Liquidation Preference to the holders of Series A Preferred Stock in full, then the Available Assets shall be distributed ratably among the holders of Series A Preferred Stock in proportion to their respective ownership of shares of Series A Preferred Stock.

(b) Upon full payment of a Liquidation Preference, the remaining Available Assets shall be distributed among all of the holders of Common Stock and Series A Preferred Stock, pro rata, regardless of class, and in proportion to their respective ownership of shares of capital stock in the Corporation assuming conversion in full of the Series A Preferred Stock into shares of Common Stock.

(c) For purposes of this Section 3, a Liquidation Event shall be deemed to occur upon: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than any of the stockholders of the Corporation as of the date hereof (collectively, the “Initial Stockholders”), or persons controlling, controlled by or under common control with any Initial Stockholder, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), of more than 50% of the issued and outstanding capital stock of the Corporation, (ii) the sale of all or substantially all of the assets of the Corporation, or (iii) the consolidation or merger of the Corporation with or into another corporation or corporations or other entity in which the Corporation is not the survivor (except any such corporation or entity controlled, directly or indirectly, by the Corporation) and the Initial Stockholders hold less than 50% of the issued and outstanding capital stock of the survivor.

(d) The Corporation shall give prior written notice of any impending Liquidation Event to each holder of Series A Preferred Stock no later than five days after approval of such Liquidation Event by the stockholders of the Corporation entitled to vote on such matter (each, a “Liquidation Notice”). Each Liquidation Notice shall describe, in reasonable detail, the terms and conditions of the impending Liquidation Event, and the Corporation shall thereafter give the holders of Series A Preferred Stock prompt notice of any changes thereto. A Liquidation Event shall not occur or close earlier than five days after the Corporation has properly submitted a Liquidation Notice or earlier than five days after the Corporation has given proper notice of any changes thereto.

(e) In the event the Corporation fails to comply with this Section 3, the Corporation shall either cause the closing of the Liquidation Event to be postponed until the requirements of this Section 3 are satisfied, or cancel such Liquidation Event, in which event all of the rights, preferences and privileges of the holders of Series A Preferred Stock shall be unaffected.

4. Voting. Except as otherwise required by the General Corporation Law of the State of Delaware, the holders of Series A Preferred Stock shall not have the right to vote on or consent to any matters to be voted on by the stockholders of the Corporation; provided, however, that neither the Board of Directors nor the Corporation shall, without the prior written consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, or the affirmative vote of at least a majority of the then outstanding shares of Series A Preferred Stock present in person or by proxy at a meeting of stockholders, consenting or voting, as the case may be, separately as a class:

(a) authorize or issue any other class or series of capital stock on parity with or senior to the Series A Preferred Stock;

(b) amend, alter or repeal any provision of the Certificate of Incorporation, this Certificate of Designation or the By-Laws of the Corporation that adversely affects the rights, powers, preferences or privileges of, or increases the authorized number of shares of, Series A Preferred Stock.

5. Conversion.

(a) Discretionary Conversion.

(i) Shares of Series A Preferred Stock, excluding accrued Series A Preferred Dividends, which will be paid as described above, may, in the sole discretion of the Holder of such shares of Series A Preferred Stock (a “Holder,” and collectively the “Holders”) and by written notice to the Corporation, be converted into shares of Common Stock, at the Conversion Price (as defined below) in whole or in part at any time.

(ii) The “Conversion Price” will be $0.20 per share of Common Stock, subject to adjustments as set forth in Section 5(c) below.

(b) Other Conversion Terms.

(i) As soon as practicable following any conversion of shares of Series A Preferred Stock, the Corporation shall issue to Holder a certificate, issued in the name of Holder, for the number of shares of Common Stock issuable upon such conversion (the “Conversion Shares”); provided that the Corporation may withhold delivery of such stock certificate until such time as Holder delivers the certificate(s) representing the shares of Series a Preferred Stock to be converted for cancellation (or, in lieu thereof, an executed and notarized affidavit of lost stock certificate in form and substance acceptable to the Corporation). Upon receipt by the Corporation of the Series A Preferred Stock certificate at its office, in proper form for conversion, Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such conversion, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to Holder. The shares of Common Stock shall be “restricted securities” as defined in the Securities Act of 1933, as amended (the “Securities Act”).

(ii) The Corporation shall not, by amendment of its Certificate of Incorporation, or through any sale, capital reorganization or reclassification of the Common Stock, issuance or sale of securities, transfer of assets, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Series A Preferred Stock, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Corporation (A) shall take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue shares of Common Stock upon the conversion of the Series A Preferred Stock , and (B) shall not take any action that results in any adjustment to the number of shares of Common Stock issuable upon exercise of the Series A Preferred Stock such that the number of shares of Common Stock issuable after the action upon conversion of the Series A Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation’s Certificate of Incorporation and available for the purpose of issuance upon such conversion.

(iii) No fractional shares shall be issued on the conversion of the Series A Preferred Stock. As to any fraction of a share that a Holder would otherwise be entitled to receive upon conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

(c) Certain Adjustments.

(i) Stock Dividends and Stock Splits. If the Corporation, at any time while shares of the Series A Preferred Stock are outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares; or (D) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effectively immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

(ii) Reorganizations. If any capital reorganization of the Corporation shall be affected in such a way that the holders of the Common Stock shall be entitled to receive securities or assets with respect to or in exchange for shares of Common Stock, adequate provision shall be made, prior to and as a condition of such reorganization whereby the Holders shall have the right to receive, upon the terms and conditions specified herein and in lieu of the shares of Common Stock otherwise receivable upon the conversion of the Series A Preferred Stock, such securities or assets as may be issued or payable with respect to or in exchange for the number of outstanding shares of Common Stock equal to the number of shares otherwise receivable by the Holders had such reorganization not taken place. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holders so that the provisions of the Series A Preferred Stock shall be applicable with respect to any securities or assets thereafter deliverable upon conversion of the Series A Preferred Stock.

(iii) Notice to Holder. Whenever the Conversion Price is adjusted pursuant to this Section 5(c), the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

6. Piggyback Registration Rights. The Corporation shall notify each Holder in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Corporation (including, but not limited to, registration statements relating to secondary offerings of securities of the Corporation, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each Holder an opportunity to include in such registration statement all or part of its Conversion Shares. If any Holder desires to include in any such registration statement all or any part of the Conversion Shares, it shall, within fifteen (15) days after the above-described notice from the Corporation, so notify the Corporation in writing. Such notice shall state the intended method of disposition of the Conversion Shares by Holder. If a Holder decides not to include all of its Conversion Shares in any registration statement thereafter filed by the Corporation, Holder shall nevertheless continue to have the right to include any Conversion Shares in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities. In the event any registration pursuant to this Section 6 shall be, in whole or in part, an underwritten public offering of the Common Stock, the number of Conversion Shares to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Corporation and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Corporation therein; provided, however, that the Corporation shall notify each Holder in writing of any such reduction. Standard mutual indemnification terms and conditions shall apply in respect of any such registration statement. The Corporation shall bear the costs and expenses of such registration and each Holder shall bear the costs and expenses, including brokerage commissions and underwriter’s discounts in respect of the resale of its Conversion Shares. Notwithstanding the foregoing provision, the Corporation may withdraw or delay or suffer a delay of any registration statement referred to herein without thereby incurring any liability to any Holder.

BROAD STREET VOTE Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/BRST or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BRST Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2023 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommend a vote FOR all the nominees listed, FOR Proposals 2 – 5 and for 1 YEAR on 1. Election of Directors: 01 - Jeffrey H. Foster 04 - Noah Shore 07 - Thomas M. Yockey For Against Abstain 02 - Michael Z. Jacoby 05 - Samuel M. Spiritos For Against Abstain 03 - Daniel J.W. Neal 06 - Jeffery C. Walraven For Against Abstain 2. Ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. For Against Abstain 3. Approval and adoption of the Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) to implement the amendments described in Proposal 4, among other amendments. For Against Abstain 4. Advisory (non-binding) vote to approve the following amendments to the Company’s current Restated Certificate of Incorporation (the “Existing Charter”): See Proposals 4A - 4F on back For Against Abstain For Against Abstain 4A. 4B. 4C. 4D. 4E. 4F. 5. Advisory (non-binding) vote on the compensation of the Company’s named executive officers. 6. Advisory (non-binding) vote on the frequency of holding an advisory vote on executive compensation. 1 Year 2 Years 3 Years Abstain 1 U P X 03VEKF

4A. To increase the Company's total number of authorized shares of common stock and preferred stock from 51,000,000 shares to 301,000,000 shares, which would consist of (i) increasing the number of authorized shares of common stock from 50,000,000 shares to 300,000,000 shares and (ii) maintaining the number of authorized shares of preferred stock at 1,000,000 shares. 4B. To make certain changes to the voting rights of common stockholders included in the Existing Charter, including clarifying common stockholders voting rights on matters related solely to preferred stockholders, clarifying that there is no right to cumulate votes on behalf of any nominee for election to the Board of Directors and updating stockholder approval rights relating to certain matters. 4C. To provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware and the U.S. federal district courts, as applicable, are the sole and exclusive forum for certain actions. 4D. To include certain provisions related to a potential future election by the Company to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes, including provisions giving the Board of Directors the authority to make such election and stock ownership limitations and transfer restrictions necessary to comply with requirements for qualification as a REIT. 4E. To (i) provide that any amendment or other modification of certain provisions of the Amended and Restated Charter would require the approval of two-thirds of the shares entitled to vote thereon, (ii) require that, for stockholder-amendments to the bylaws, two-thirds of the shares entitled to vote thereon must approve the amendment and (iii) remove the requirement for the approval of holders of two-thirds of the outstanding shares of common stock present to amend the charter or bylaws in a way that reduces the priority of payment or amount payable to holders of shares of common stock upon liquidation or that would diminish or eliminate any voting rights of common stockholders. 4F. To make certain other changes that the Board of Directors deems appropriate to modernize the charter and conform the charter to customary provisions of charters of public companies. The 2023 Annual Meeting of Stockholders of Broad Street Realty, Inc. will be held on [ ] at [ ] ET, virtually via the internet at www.meetnow.global/M5C9YPP. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BRST IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Broad Street Realty, Inc. 2023 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — [ ] Michael Z. Jacoby and Alexander Topchy, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Broad Street Realty, Inc. to be held on [ ] or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors, FOR items 2-5 and for 1 YEAR on item 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below.